SCHEDULE 14A
(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the registrant

Filed by a party other than the registrant

Check the appropriate box:

Preliminary proxy statement	Confidential, for use of the

Commission only (as permitted by

Rule 14a-6(e)(2).

Definitive proxy statement.

Definitive additional materials.

Soliciting material pursuant to Rule 14a-12.

VISTEON CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

      Payment of filing fee (check the appropriate box):

No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

DATE:	WEDNESDAY, MAY 9, 2001

TIME:	10:00AM EASTERN DAYLIGHT TIME

LOCATION:	VILLANOVA UNIVERSITY CONNELLY CENTER 800 LANCASTER AVENUE VILLANOVA, PENNSYLVANIA USA

To Visteon Stockholders,

      We invite you to attend our 2001 Annual Meeting of Stockholders at the Villanova University Connelly Center. At this meeting, you and the other stockholders will be able to vote on the following proposals, together with any other business that may properly come before the meeting:

1.	Elect two directors to three-year terms on the Board of Directors. The board has nominated for re-election Steven K. Hamp and Robert M. Teeter, both current directors.

2.	Ratify the board’s appointment of PricewaterhouseCoopers LLP as the company’s independent auditors for fiscal year 2001. PricewaterhouseCoopers served in this same capacity in fiscal 2000.

3.	Ratify the board’s adoption of the Visteon Corporation 2000 Incentive Plan.

4.	Ratify the board’s adoption of the Visteon Corporation Restricted Stock Plan for Non-Employee Directors.

      5.  Ratify the board’s adoption of the Visteon Corporation Employees Equity Incentive Plan.

      You may vote on these proposals in person or by proxy. If you cannot attend the meeting, we urge you to vote by proxy, so that your shares will be represented and voted at the meeting in accordance with your instructions. (See the attached proxy statement for details on voting by proxy.) Of course, if you attend the meeting, you may withdraw your proxy and vote your shares. Only stockholders of record at the close of business on March 15, 2001, will be entitled to vote at the meeting or any adjournment thereof.

By order of the Board of Directors

STACY L. FOX
Secretary

Dearborn, Michigan

March 26, 2001

INTRODUCTION
This Proxy Solicitation
The Annual Meeting
Stockholders
VOTING
How to Vote Your Shares
How to Vote under 401(k) Plans
Where to Find Voting Results
PROPOSALS
Election of Directors
Approval of Independent Auditors
BOARD OF DIRECTORS
Directors Continuing in Office
Meetings and Committees
Director Compensation
Section 16(a) Beneficial Ownership Reporting Compliance
AUDIT COMMITTEE REPORT
EXECUTIVE COMPENSATION
Salary and Bonus
Stock Options and Restricted Stock
Other Compensation and Benefits
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
APPENDIX A -- PERFORMANCE GRAPH
APPENDIX B -- STOCKHOLDINGS
APPENDIX C -- EXECUTIVE COMPENSATION
APPENDIX D -- AUDIT COMMITTEE CHARTER
APPENDIX E -- 2000 INCENTIVE PLAN
APPENDIX F -- RESTRICTED STOCK PLAN FOR NON-EMPLOYEE DIRECTORS
APPENDIX G -- EMPLOYEES EQUITY INCENTIVE PLAN

CONTENTS

INTRODUCTION	3

This Proxy Solicitation	3

The Annual Meeting	3

Stockholders	3

VOTING	4

How to Vote Your Shares	4

How to Vote under 401(k) Plans	4

Where to Find Voting Results	4

Annual Report and Other Matters	4

PROPOSALS	5

Election of Directors	5

Approval of Independent Auditors	5

Approval of Visteon Corporation 2000 Incentive Plan	5

Approval of Visteon Corporation Restricted Stock Plan for Non-Employee Directors	10

Approval of Visteon Corporation Employees Equity Incentive Plan	11

Other Matters	13

BOARD OF DIRECTORS	14

Directors Continuing in Office	14

Meetings and Committees	14

Director Compensation	15

Section 16(a) Beneficial Ownership Reporting Compliance	15

Audit Committee Report	16

EXECUTIVE COMPENSATION	17

Salary and Bonus	17

Stock Options and Restricted Stock	17

Other Compensation and Benefits	17

Compensation Committee Report On Executive Compensation	18

Appendix A — Performance Graph	20

Appendix B — Stockholdings	21

Appendix C — Executive Compensation	22

Appendix D — Audit Committee Charter	25

Appendix E — Visteon Corporation 2000 Incentive Plan	29

Appendix F — Visteon Corporation Restricted Stock Plan for Non-Employee Directors	45

Appendix G — Visteon Corporation Employees Equity Incentive Plan	51

VISTEON CORPORATION

5500 Auto Club Drive
Dearborn, Michigan 48126

PROXY STATEMENT

March 26, 2001

INTRODUCTION

      The Board of Directors is soliciting your proxy to encourage your participation in the voting at the Annual Meeting and to obtain your support on each of the proposals. You are invited to attend the Annual Meeting and vote your shares directly. However, even if you do not attend, you may vote by proxy, which allows you to direct another person to vote your shares at the meeting on your behalf.

This Proxy Solicitation

      There are two parts to this solicitation: the proxy card and this proxy statement. The proxy card is a means by which you may actually authorize another person to vote your shares in accordance with your instructions. As described in “Voting” (page 4), we have provided you additional methods for voting by proxy that do not require you to use the proxy card.

      This proxy statement provides you with a variety of information on the proposals and other matters that you may find useful in determining how to vote. It is divided into four sections following this Introduction:

•	“Voting”, page 4.
•	“Proposals”, page 5.
•	“Board of Directors”, page 14.
•	“Executive Compensation”, page 17.

      We have supplemented these sections with tables and other information, all of which appear in the appendices, beginning on page 20. For your reference, a table showing the performance of the company’s stock since the initial public offering in June 2000 is included in Appendix A.

      The company will pay for soliciting these proxies. The company’s directors, officers and employees may solicit proxies in person or by telephone, mail, e-mail, telecopy, telegraph or letter. The company has also retained Corporate Investor Communications, Inc. to assist in distributing proxy solicitation materials and soliciting proxies at a cost of approximately $15,000, plus reasonable out-of-pocket expenses. The company will reimburse brokers and other nominees for their reasonable out-of-pocket expenses for forwarding proxy materials to beneficial owners.

The Annual Meeting

      As shown in the Notice of Annual Meeting, the Annual Meeting will be held on Wednesday, May 9, 2001, at the Villanova University Connelly Center in Villanova, Pennsylvania. Immediately following the meeting, stockholders may participate in a tour of the company’s electronics facility in Lansdale, Pennsylvania. Transportation and lunch will be provided.

      The company’s bylaws require that a majority of the company’s common stock be represented at the Annual Meeting, whether in person or by proxy, in order to transact business. Abstentions and broker non-votes will be counted in determining whether or not there is a quorum at the Annual Meeting. Abstentions will also be counted when tabulating the votes cast on the proposals (other than the election of directors), but broker non-votes will not be counted.

      Representatives of PricewaterhouseCoopers LLP, the company’s independent auditors, are expected to be present at the Annual Meeting. They will have the opportunity to make a statement at the meeting if they desire to do so and are expected to be available to respond to appropriate questions.

      There were no stockholder proposals submitted for the Annual Meeting. The company must receive stockholder proposals for the 2002 Annual Stockholders Meeting at its principal executive offices by November 26, 2001.

Stockholders

      On March 1, 2001, the company had issued and outstanding 130,928,775 shares of common stock and there were approximately 139,000 stockholders of record. Based on the latest information provided to the company, no person beneficially owns 5% or more of the company’s outstanding common stock.

VOTING

      You are entitled to one vote at the Annual Meeting for each share of the company’s common stock that you owned of record at the close of business on March 15, 2001.

How to Vote Your Shares

      You may vote your shares at the Annual Meeting in person or by proxy. To vote in person, you must attend the Annual Meeting, and obtain and submit a ballot, which will be provided at the meeting. To vote by proxy, you must do one of the following:

•	Complete and mail the enclosed proxy card.
•	Call the toll-free telephone number listed on the enclosed proxy card and follow the instructions.
•	Visit the website listed on the enclosed proxy card and follow the instructions.

      By completing and submitting your proxy by any one of these means, you will direct the designated persons (known as “proxies”) to vote your shares at the Annual Meeting in accordance with your instructions. The board has appointed Daniel R. Coulson and Stacy L. Fox to serve as the proxies for the Annual Meeting.

      Your proxy will be valid only if it is received before the polls are closed at the Annual Meeting. If you do not provide voting instructions with your proxy, then the designated proxies will vote your shares for the election of the nominated directors, for the ratification of the company’s independent auditors and for the ratification of the employee benefit plans presented. If any nominee for election to the board is unable to serve, which is not anticipated, or if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with their best judgment.

      Regardless of how you submit your proxy, you may revoke your proxy at any time before it is exercised by any of the following means:

•	Notifying the company’s Secretary in writing.
•	Submitting a later dated proxy by mail, toll-free number or the Internet.
•	Attending the Annual Meeting and voting. Your attendance at the Annual Meeting will not by itself revoke a proxy; you must vote your shares.

How to Vote under 401(k) Plans

      If you are a company employee participating in any of the company’s 401(k) plans, then you may be receiving this material because of shares held for you in the plan. In that case, you may use the enclosed proxy card to instruct the plan trustees how to vote those shares. The trustees will vote the shares in accordance with your instructions and the terms of the plan.

      The plan trustees may vote the shares held for you even if you do not direct them how to vote. The trustees will vote any shares for which they do not receive instructions in the same proportion as they vote the shares for which they receive instructions.

Where to Find Voting Results

      The company will publish the voting results in its Form 10-Q for the second quarter of 2001, which we plan to file with the Securities and Exchange Commission in July 2001. You will also find the results in the investor information section of the company’s website (www.visteon.com/investors).

Annual Report and Other Matters

      A list of the stockholders of record entitled to vote at the annual meeting will be available for review by any stockholder, for any purpose related to the meeting, between 9:00 a.m. and 5:00 p.m. at the company’s offices located at 2750 Morris Road, Lansdale, Pennsylvania, for ten days before the meeting.

      Visteon’s 2000 Annual Report, including consolidated financial statements, is being mailed to you with this proxy. Stockholders may obtain, at no charge, a copy of our Annual Report on Form 10-K for the year ended December 31, 2000, by contacting our Shareholder Relations department in writing at 5500 Auto Club Drive, Dearborn, MI 48126; by phone (313) 755-8255; or via email at vcstock@visteon.com.

PROPOSALS

      The board has nominated two current directors — Steven K. Hamp and Robert M. Teeter — for new, three-year terms and recommends that you vote for their re-election. The board has approved PricewaterhouseCoopers LLP as the company’s independent auditors for fiscal year 2001 and recommends that you ratify the board’s selection. The board also adopted the Visteon Corporation 2000 Incentive Plan, the Visteon Corporation Restricted Stock Plan for Non-Employee Directors and the Visteon Corporation Employees Equity Incentive Plan, and recommends that you ratify the adoption of these plans.

Election of Directors

      The first proposal on the agenda for the Annual Meeting will be electing two directors to serve as Class I directors for a three-year term beginning at this Annual Meeting and expiring at the 2004 Annual Stockholders Meeting. (For a description of the three classes of directors, see the “Board of Directors” section beginning on page 14.) The nominees receiving the greatest number of votes cast will be elected.

      The Board of Directors has nominated Steven K. Hamp and Robert M. Teeter for re-election as Class I directors. The following is a brief biography of each nominee. You will find information on their holdings of the company’s stock in Appendix B.

      Steven K. Hamp is 52 years old. He has been a director of the company since January 2001, and his current term as a Class I director expires in 2001. Mr. Hamp is the President of Henry Ford Museum and Greenfield Village in Dearborn, Michigan.

      Robert M. Teeter is 62 years old. He has been a director of the company since June 2000, and his current term as a Class I director expires in 2001. He is the President of the Coldwater Corporation and serves as a director of Bank of Ann Arbor and United Parcel Service, Inc. The Coldwater Corporation entered into a consulting arrangement with the company, effective July 10, 2000, under which it is providing business planning and public policy advice through June 30, 2001. The fees payable under this one-year contract are $200,000 plus expenses.

      The Board of Directors recommends that you vote FOR the election of Steven K. Hamp and Robert M. Teeter.

Approval of Independent Auditors

      The next proposal on the agenda for the Annual Meeting will be ratifying the board’s appointment of PricewaterhouseCoopers LLP as the company’s independent auditors for fiscal year 2001.

      PricewaterhouseCoopers served in this capacity for fiscal 2000, and has reported on the company’s 2000 consolidated financial statements. The Audit Committee recommended to the board that PricewaterhouseCoopers be reappointed for fiscal year 2001.

      The Board of Directors recommends that you vote FOR the ratification of PricewaterhouseCoopers LLP as the company’s independent auditors for fiscal year 2001.

Approval of Visteon Corporation 2000 Incentive Plan

      The next proposal on the agenda for the Annual Meeting will be ratifying the board’s adoption of the Visteon Corporation 2000 Incentive Plan (the “Incentive Plan”) covering the executive officers, other officers and other salaried employees. The text of the Incentive Plan is shown in Appendix E.

      The Incentive Plan is administered by the Compensation Committee of the Board of Directors. The Incentive Plan provides for the payment of performance cash awards and the grant of incentive and nonqualified stock options, stock appreciation rights, performance stock rights (“stock rights”), stock and various other rights based on stock (individually, an “award” or collectively, “awards”). Officers and other salaried employees of Visteon with potential to contribute to the future success of Visteon or its subsidiaries will be eligible to receive awards under the Incentive Plan. The Compensation Committee has the discretion to select the employees to whom awards will be granted, to determine the type, size and terms and conditions applicable to each award and the authority to interpret, construe and implement the provisions of the Incentive Plan. The Compensation Committee’s decisions will be binding. The Compensation Committee also may delegate to a committee of Visteon officers the selection of eligible employees and the determination of the amount of individual grants of options and stock rights, and stock for employees who are not executive officers of Visteon, within limitations prescribed by the Compensation Committee.

Limits on Plan Awards

      The total number of shares of our common stock that may be subject to awards under the Incentive Plan, referred to as the “overall limit,” is 13,000,000. This includes awards granted subject to completion of the spin-off and subject to adjustment as provided in the Incentive Plan. No more than 500,000 shares of our common stock may be subject to stock options (with or without any related stock appreciation rights) or to stand-alone stock appreciation rights awarded to any “covered employee,” which generally means our chief executive officer and the next four most highly paid executive officers, in any one calendar year. Common stock issued under the Incentive Plan may be either authorized but unissued shares (subject to a maximum limit of 1,000,000 shares), treasury shares or any combination thereof. No more than 500,000 shares of common stock may be available as awards pursuant to stock rights granted under the Incentive Plan to any covered employee in any one calendar year, and no more than 6.5 million shares in total (50% of the overall limit) may be issued pursuant to stock rights. Any shares of common stock in addition to the 1,000,000 shares to be issued as awards under the Incentive Plan or pursuant to awards granted under the Incentive Plan will be obtained by us either through forfeitures of plan awards, if such shares are made available again for issuance under the Incentive Plan, or from treasury shares if we are permitted by applicable law to acquire our own shares. Any shares of common stock subject to an award which lapses, expires or is otherwise terminated without the issuance of such shares may become available for new awards.

      We granted, subject to stockholder approval, (1) restricted stock to the executive officers as shown below and some other officers and (2) stock options to some key employees. These awards, as of March 1, 2001, are summarized in the following table and are described below:

	No. of
	Shares of	No. of
	Restricted	Nonqualified
Name	Stock(1)	Options(2)

Peter J. Pestillo	261,000	0

Robert J. Womac	60,000	0

Daniel R. Coulson	60,000	0

Stacy L. Fox	43,000	0

Robert H. Marcin	43,000	0

Susan F. Skerker	43,000	0

All executive officers as a group	660,000	0

Each non-employee director	0	0

All employees as a group	929,050	2,111,250

(1)	The shares of restricted stock will vest on the fifth anniversary of the date of grant, except for 40,000 shares with three year vesting and performance conditions.

(2)	These nonqualified options have an exercise price equal to the average of the highest and lowest prices at which Visteon common stock was traded on the New York Stock Exchange on the date of the grant. The options will vest 33 1/3% on the anniversary of the date of grant, an additional 33 1/3% on the second anniversary of the date of grant and in full on the third anniversary of the date of grant.

     Set forth below is a brief description of the awards that may be granted under the Incentive Plan:

Stock Options

      Options to purchase shares of our common stock, which may be incentive or nonqualified stock options, may be granted under our Incentive Plan at an exercise price (the “option price”) at least equal to the average of the highest and lowest prices at which Visteon common stock was traded on the New York Stock Exchange on the date of grant. Each option represents the right to purchase one share of common stock at the specified option price.

      Options will expire not later than 10 years after the date on which they are granted and will become exercisable at such times and in such installments as determined by the Compensation Committee. Payment of the option price can either be made in full at the time of exercise by check or wire transfer, or, if the Compensation Committee so determines and the participant so elects, in installments. Unless the Compensation Committee determines otherwise, payment in full or in part may also be made by tendering to

Visteon shares of our common stock (if owned at least six months) having a fair market value equal to the option price (or such portion thereof).

Stock Appreciation Rights

      An award of a stock appreciation right may be granted under the Incentive Plan. Generally, one stock appreciation right is granted with respect to one share of our common stock. The stock appreciation right entitles the participant, upon the exercise of the stock appreciation right, to receive an amount equal to the appreciation in the underlying share of common stock. The appreciation is equal to the difference between (1) the “base value” of the stock appreciation right (i.e., the option price on the date the stock appreciation right is granted), and (2) the average of the highest and lowest prices at which Visteon common stock was traded on the New York Stock Exchange on the date the stock appreciation right is exercised. Upon the exercise of a vested stock appreciation right, the exercising participant will be entitled to receive the appreciation in the value of one share of common stock as so determined, payable at the discretion of the Compensation Committee in cash, shares of common stock, or some combination thereof, subject to the availability of our shares of common stock.

      Stock appreciation rights will expire not later than 10 years after the date on which they are granted. Stock appreciation rights become exercisable at such times and in such installments as determined by the Compensation Committee.

Tandem Options/ Stock Appreciation Rights

      An option and a stock appreciation right may be granted “in tandem” with each other. An option and a stock appreciation right are considered to be in tandem with each other because the exercise of the option aspect of the tandem unit automatically cancels the right to exercise the stock appreciation right aspect of the tandem unit, and vice versa. The option may be an incentive stock option or a nonqualified stock option, as determined by the Compensation Committee. Descriptions of the terms of the option and the stock appreciation right aspects of a tandem option/ stock appreciation right are provided above.

Material U.S. Federal Income Tax Consequences of Options

      Awards granted under the Incentive Plan may result in federal income tax consequences to Incentive Plan participants and Visteon. Some of those federal income tax consequences with respect to options are generally set forth in the following summary.

      An employee who is granted an incentive stock option that qualifies under Section 422 of the Internal Revenue Code will not recognize income at the time of grant or exercise of such option. Visteon will not be entitled to a federal income tax deduction upon the grant or exercise of an incentive stock option. However, upon the exercise of an incentive stock option, any excess in the fair market price of the common stock over the option price constitutes a tax preference item that may have alternative minimum tax consequences for the employee. When the employee sells the shares more than one year after the date of transfer of the shares and more than two years after the date of grant of the incentive stock option, the employee will normally recognize a long-term capital gain or loss equal to the difference, if any, between the sales price of the shares and the aggregate option price. In such event, Visteon will not be entitled to a federal income tax deduction with respect to the exercise of the incentive stock option or the sale of the shares. If the employee does not hold the shares for the required period, when the employee sells the shares, the employee will recognize ordinary compensation income and possibly capital gains or losses in such amounts as are prescribed by the Code and Visteon will generally be entitled to a federal income tax deduction in the amount of such ordinary compensation income.

      An employee who is granted a nonqualified stock option will not recognize income at the time of grant of the option. In general, when the employee exercises a nonqualified stock option, the employee will recognize ordinary compensation income equal to the difference, if any, between the option price paid and the fair market value, as of the date of option exercise, of the shares of common stock the employee receives. The tax basis of the shares to the employee will be equal to the option price paid plus the amount includible in the employee’s gross income, and the employee’s holding period for such shares will commence on the date of exercise. Subject to the Code, Visteon will generally be entitled to a federal income tax deduction in respect of a nonqualified stock option in an amount equal to the ordinary compensation income recognized by the employee upon the exercise of the nonqualified stock option.

Restricted Stock

      An award of restricted stock is an award of common stock that is subject to such restrictions as the Compensation Committee deems appropriate, including forfeiture conditions and restrictions against transfer for a specified period. Restricted stock awards may be granted under the Incentive Plan for services rendered. Restrictions on restricted stock may lapse in installments based on factors selected by the Compensation Committee, which may be based on one or more of the performance criteria described in paragraph (b)(16) of Section 1 of the Incentive Plan (See Appendix E). Prior to the expiration of the restriction period, a grantee who has received a restricted stock award generally has the rights of a stockholder of Visteon, including the right to vote and to receive cash dividends on the shares subject to the award. Stock dividends issued with respect to a restricted stock award may be treated as additional shares under the award and may be subject to the same restrictions and other terms and conditions that apply to the shares under the same award.

Performance Stock Rights and Related Stock Awards

      A stock right is the right to receive up to the number of shares of common stock described therein, if specific business objectives are met. The Compensation Committee may grant stock rights to our officers and other salaried employees.

      The Compensation Committee determines the performance period for a stock right. Within 90 days of the beginning of a performance period, the Compensation Committee decides the targeted performance level at which a target award may be earned. The Compensation Committee decides the target award based on the employee’s level of responsibility and other factors. The target award, designated as a number of shares, is based on achieving 100% of the performance goals established by the Compensation Committee for the performance period, which may be based on one or more of the performance criteria described in paragraph (b)(16) of Section 1 of the Incentive Plan (See Appendix E). The Compensation Committee also decides any minimum performance level below which no stock award would be paid.

      The performance goals for a stock right granted to an executive officer may be based on one or more of the performance criteria defined in the Incentive Plan. The Compensation Committee also decides the formula to apply against the performance goals in deciding the percentage of the target award that is earned.

      The Compensation Committee may provide that, during the performance period relating to a stock right, the participant will receive dividend equivalents. These are equal to cash dividends that the participant would have received if he or she had owned the number of shares equal to 100% of the related target award, as adjusted under the Incentive Plan.

      The maximum number of shares of our common stock that may be available as stock awards to any of the covered employees pursuant to stock rights in any year under the Incentive Plan is 500,000. This limit, as adjusted under the Incentive Plan, is called the annual stock right limit.

      In addition, the number of shares which ultimately may be paid out pursuant to the stock rights under the Incentive Plan may not exceed 6.5 million shares, or 50% of the overall limit. This limit, as adjusted under the Incentive Plan, is called the aggregate stock right limit.

      The Compensation Committee may provide that the shares of common stock awarded after the end of the related performance period will be restricted from sale or other disposition for a period determined by the Compensation Committee.

Performance Cash Awards

      The Compensation Committee may award or authorize performance cash awards to such officers and other salaried employees as it may select, and in such amounts as it may designate, subject to the terms of the Incentive Plan. The Compensation Committee determines the performance period for a performance cash award. In general, we expect performance cash awards to be made annually for both one and three-year performance periods.

  Target Award and Performance Threshold

      Within 90 days of the beginning of a performance period, the Compensation Committee decides the targeted performance level at which a target award may be earned. The Compensation Committee decides the target award based on the employee’s level of responsibility and other factors. The target award, designated as a percentage of base salary, is based on achieving 100% of the performance goals established by the Compensation Committee for the performance period. The Compensation Committee also decides any minimum performance level below which no cash award would be paid.

  Performance Criteria

      The performance goals for a performance cash award granted to a covered employee may be based on one or more of the performance criteria defined in paragraph (b)(16) of Section 1 of the Incentive Plan. (See Appendix E.)

  Formula

      The Compensation Committee also decides the formula to apply against the performance goals in deciding the percentage of the target award that is earned.

  Distribution of Performance Cash Award

      As soon as practicable following the completion of the performance period, the Compensation Committee determines the extent to which the participant achieved the performance goals and the amount of compensation to be awarded as a final award by applying the applicable performance formula against the accomplishment of the related performance goals. The Compensation Committee may, in its sole discretion, reduce the amount of any final award to any participant or increase the amount of any final award to any participant who is not a covered employee. In making such adjustments, the Compensation Committee shall take into account the extent to which the performance goals were achieved, individual performance, and such other factors as the Compensation Committee may deem relevant, such as a change in circumstances or unforeseen events during the performance period.

Maximum Amount of Performance Cash Award to Covered Employee

      The maximum amount that may be granted to a covered employee as a final award with respect to one or more performance cash awards during any calendar year is $10,000,000. This is called the performance cash limit.

Stockholder Approval Condition

      We granted, under the Incentive Plan, restricted stock to the executive officers and some other officers and options to some key employees. If you ratify the Incentive Plan, we plan to grant options and stock rights to a larger group of approximately 850 employees beginning in 2001. Awards granted prior to your approval were granted subject to your approval of the Incentive Plan. If you approve the terms of the Incentive Plan, including the overall limit, the option limit, the performance cash limit and the annual and aggregate stock right limits, these terms will become effective for awards to executive officers for 2000 and future years under the Incentive Plan.

Additional Information

      Under the Incentive Plan, in the event of a merger, consolidation, reorganization, stock split, stock dividend or other event affecting our common stock, such adjustments as may be necessary (as determined by the Compensation Committee) to reflect such change will be made to prevent dilution or enlargement of the rights with respect to the overall limit, the option limit, the annual and aggregate stock right limits, the number of shares of common stock covered by each outstanding award, any other references in the Incentive Plan to a number of shares and the price per share in respect thereof.

  Conditions

      Unless otherwise determined by the Compensation Committee, an individual’s rights under the Incentive Plan may not be assigned or transferred (except in the event of death). An individual’s rights under the Incentive Plan are subject to forfeiture for competitive activity or activity that is not in our best interest.

  Funding

      All administrative expenses of the Incentive Plan will be paid for by the company and its participating subsidiaries.

  Amendment and Termination of Plan

      The Incentive Plan will remain in effect until it is terminated by the Board of Directors or until all awards are satisfied under their terms, whichever occurs last. Regardless, no awards may be granted under the Incentive Plan after the tenth anniversary of the effective date of the Incentive Plan. The Board of Directors may at any time terminate, modify or amend the Incentive Plan, and the Compensation Committee may modify or amend the Incentive Plan; provided, however, that neither the board nor the Compensation Committee may (1) increase the overall limit, the option limit, the performance cash limit or the annual and aggregate stock right limits, (2) extend the term of the plan, (3) permit a member of the Compensation Committee to participate, or (4) decrease the grant price of any outstanding option or stock appreciation right, without stockholder approval.

      The Incentive Plan provides for acceleration of vesting and distribution of some plan awards in the event of a change of control.

      The Board of Directors recommends that you vote FOR the ratification of the adoption of the Visteon Corporation 2000 Incentive Plan.

Approval of Visteon Corporation Restricted Stock Plan for Non-Employee Directors

      The next proposal on the agenda for the Annual Meeting will be the board’s adoption of the Visteon Corporation Restricted Stock Plan for Non-Employee Directors (the “Directors Plan”). The text of the Directors Plan is shown in Appendix F.

Plan Administration

      The Directors Plan is intended to be self-administering. However, an administrative committee composed of the non-participating members of the board has the authority (i) to interpret and administer the Directors Plan; (ii) establish, amend, suspend or waive rules of regulations of the Directors Plan; and (iii) take any other action it deems necessary for administration of the Directors Plan.

      All administrative expenses of the Directors Plan will be paid for by the company.

Plan Awards

      Under the Directors Plan, at each of the company’s annual stockholders meetings, each non-employee director will receive a grant of 3,000 shares of restricted stock or, at the director’s election, 3,000 stock units. The stock units are deferred under the terms of the Visteon Corporation Non-Employee Director Deferred Compensation Plan (which is described in “Board of Directors — Director Compensation, page 15), but the units remain subject to the restrictions of the Director Plan.

      The board has the authority to make additional awards to newly-appointed directors whose election does not coincide with the company’s annual meeting date, provided the award is approved without the participation of the affected board member.

      Following adoption of the Directors Plan, and effective as of October 11, 2000, the following directors received a grant of 3,000 restricted shares of common stock: William H. Gray, III, Robert H. Jenkins and Robert M. Teeter. These shares are restricted from sale or transfer for a period of three years. On March 14, 2001, Steven K. Hamp and Charles L. Schaffer were each awarded a grant of 3,000 restricted shares of common stock.

      On May 9, 2001, each of the non-employee directors will receive a grant of 3,000 restricted shares of common stock or a credit of 3,000 Visteon stock units, under the terms of the Visteon Corporation Non-Employee Deferred Compensation Plan, if they elect to defer their restricted stock grants.

Participants

      Under the Directors Plan, a participant is defined as each member of the board who is not an employee of the company or an affiliate. There are currently five eligible participants under the Directors Plan.

Restricted Shares

      Shares of common stock and stock units may not be transferred prior to the date the participant becomes vested. A participant shall obtain a vested interest in the plan awards following continuous service as a member of the board as follows: 33 1/3% for at least one year of service, 66 2/3% for two years, and 100% for 3 years. Any restricted shares or stock units that are not vested on the date on which the participant terminates service as a member of the board shall be terminated unless the board, in its discretion, decides to vest the shares.

      Participants will be entitled to receive the same cash dividends and other distributions as the stockholders of the common stock, except that the dividends and other distributions otherwise payable on stock units will be credited to the participant’s account. Dividends payable in the company’s common stock will be subject to the same restrictions. In addition, holders of restricted shares are entitled to full voting rights with respect to those shares.

      The Board of Directors recommends that you vote FOR the ratification of the adoption of the Visteon Corporation Restricted Stock Plan for Non-Employee Directors.

Approval of Visteon Corporation Employees Equity Incentive Plan

      The final proposal on the agenda for the Annual Meeting will be ratifying the board’s adoption of the Visteon Corporation Employees Equity Incentive Plan (“EEIP”). The text of the EEIP is shown in Appendix G.

      The EEIP will be administered by an administrator to be appointed by the Board of Directors. Under the EEIP, nonqualified stock options, stock appreciation rights and other stock based awards including, but not limited to restricted stock, stock units and phantom stock may be granted through October 10, 2010.

Limit on Plan Awards

      The EEIP provides that the total number of shares of common stock that may be available for the granting of options to purchase common stock and other rights with respect to such stock (Plan Awards) is 6,500,000 shares, which may be either authorized and unissued or shares held in the treasury of the company. As of December 31, 2000, the total number of issued shares of common stock was 130,929,525 shares.

      On March 1, 2001, the fair market value of common stock (based on the average of the highest price and the lowest price at which common stock was sold on the New York Stock Exchange) was $14.60 a share.

Stock Options

      The administrator, to be appointed by the Board of Directors, may grant stock options with or without related stock appreciation rights to employees who are not subject to the reporting requirements of section 16 of the Securities Exchange Act of 1934 or subject to the requirements of section 162(m) of the Internal Revenue Code. It is anticipated that approximately 4,000 employees annually will participate in the stock option program under the EEIP.

Terms of Options and Stock Appreciation Rights

      In general, the option price of common stock covered by an option granted under the EEIP is equal to the average of the highest and lowest prices at which Visteon common stock was traded on the New York Stock Exchange on the date of grant. Payment for shares purchased upon exercise of an option will be made either in full at the time of exercise, or in installments as provided in the applicable award agreement. Payment can be made either in cash or in shares of the company’s common stock (if owned at least six months) valued at their fair market value on the date of exercise.

      Options and related stock appreciation rights granted under the EEIP terminate not later than ten years from the date of grant.

      A stock appreciation right entitles the participant to receive from the company either (A) a number of shares of common stock determined by dividing (i) the total number of shares of stock subject to the stock appreciation right being exercised multiplied by the amount by which the fair market value of a share of common stock on the exercise date exceeds the option price (the “spread”) by (ii) the fair market value of a share of common stock on the exercise date or (B) cash in an amount determined by multiplying the number of shares of stock subject to the stock appreciation right being exercised by the amount of the spread; or (C) a combination of stock and cash, as determined by the administrator.

Tandem Options/Stock Appreciation Rights

      An option and a stock appreciation right may be granted “in tandem” with each other. An option and a stock appreciation right are considered to be in tandem with each other because the exercise of the option aspect of the tandem unit automatically cancels the right to exercise the stock appreciation right aspect of the tandem unit, and vice versa. Descriptions of the terms of the option and the stock appreciation right aspects of a tandem option/stock appreciation right are provided on the prior page.

Option Grant Data

      As of March 1, 2001, no options or stock appreciation rights had been awarded under the EEIP.

Material U.S. Federal Tax Consequences of Options and Stock Appreciation Rights

      The grant of an option or stock appreciation right will not have any tax consequences for the participant or the company under present federal tax laws. In general, upon the exercise of an option, the participant will realize ordinary taxable income measured by the difference between the option price and the fair market value of the stock received at the time of exercise, and the company will be entitled to a tax deduction in the same amount.

      Upon the exercise of a stock appreciation right, generally the participant will realize ordinary taxable income measured by the fair market value of the stock, or the amount of cash received at the time of exercise. The company will be entitled to a tax deduction in the same amount.

Stock and Other Stock-Based and Combination Awards

      The administrator may grant stock or other awards valued or determined in whole or in part based on stock, including stock units, “phantom stock”, and options containing terms differing from the options described above to employees who are not subject to the reporting requirements of section 16 of the Securities Exchange Act of 1934 or subject to the requirements of section 162(m) of the Internal Revenue Code. It is anticipated that approximately 20,000 employees will receive stock or other stock based awards under the EEIP during its ten-year term.

  Terms of Stock and Other Stock-Based Awards

      The administrator may determine the terms and conditions of awards, including the date and frequency of grants, the number of shares or units granted, manner of payment, whether such awards will be contingent on attainment of performance goals, and whether any award is granted for consideration, or as a stock bonus for no consideration other than services rendered.

  Dividend Equivalents

      If the administrator determines, during the performance or restriction period relating to a stock-based award, the participant will receive dividend equivalents. (These are equal to cash dividends that the participant would have received if he or she had owned the number of shares of stock subject to the award, as adjusted under the EEIP.) The administrator may, in lieu of cash, issue full shares of stock having a fair market value approximately equal to the dividend equivalent.

  Distribution of Stock Award

      If the administrator determines, the shares of common stock awarded after the end of the related performance period will be restricted from sale or other disposition for a period determined by the administrator.

Additional Information

      Under the EEIP, in the event of a merger, consolidation, reorganization, stock split, stock dividend or any other event affecting the company’s common stock, the total number of shares available for plan awards and the number of shares covered by outstanding plan awards will be appropriately adjusted as determined by the administrator.

  Conditions

      Outstanding awards under the EEIP will be forfeited if a participant terminates his or her employment and fails to consult with the company upon request or engages in competitive activity unless the company approved the activity, or if it is determined that the participant engaged in conduct contrary to the best interests of the company. Unless otherwise determined by the administrator, an individual’s rights under the EEIP may not be assigned or transferred.

  Funding

      All administrative expenses of the EEIP will be paid for by the company and its participating subsidiaries.

  Amendment or Termination of Plan

      The EEIP provides that the Board of Directors may terminate, amend or modify the EEIP at any time and in any respect, except that the board may not extend the term of the plan or decrease the grant price of any option or stock appreciation right without stockholder approval.

      The Board of Directors recommends that you vote FOR the ratification of the adoption of the Visteon Corporation Employees Equity Incentive Plan.

Other Matters

      Neither the company nor its directors intend to bring before the Annual Meeting any matters other than the election of the two directors, the ratification of the company’s independent auditors and the ratification of three company employee benefit plans. Also, they have no present knowledge that any other matters will be presented by others for action at the meeting.

BOARD OF DIRECTORS

      The Board of Directors consists of six directors divided into three classes (Class I, Class II and Class III) serving staggered three-year terms. The Class I directors are up for election at the Annual Meeting, and the nominees for election are all currently Class I directors.

Directors Continuing in Office

      The Class II and III directors will continue in office following this Annual Meeting, and their terms will expire in 2002 (Class II) or 2003 (Class III). The following are brief biographies of each of these directors. You will find information on their holdings of the company’s stock in Appendix B.

      William H. Gray, III is 59 years old. He has been a director of the company since June 2000, and his current term as a Class II director expires in 2002. Mr. Gray is President and Chief Executive Officer of the United Negro College Fund and serves as a director of The Chase Manhattan Corporation, Dell Computer Corporation, Electronic Data Systems Corporation, ezgov.com, MBIA, Inc., Pfizer, Inc., The Prudential Insurance Company of America, Rockwell International Corporation and Viacom, Inc.

      Robert H. Jenkins is 58 years old. He has been a director of the company since June 2000, and his current term as a Class II director expires in 2002. Mr. Jenkins is the former Chairman of the Board and Chief Executive Officer of Sundstrand Corporation. Mr. Jenkins is also a member of the Board of Directors of AK Steel Holdings Corporation, Clarcor, Inc., Pella Corporation, Sentry Insurance and Solutia, Inc.

      Peter J. Pestillo is 63 years old. Mr. Pestillo is Chairman of the Board and Chief Executive Officer of the company . He has been a director of the company since February 2000, and his current term as a Class III director expires in 2003. Prior to the company’s spin-off from Ford, Mr. Pestillo was Vice Chairman and Chief of Staff at Ford Motor Company. Mr. Pestillo is also a director of Rouge Industries, Inc.

      Charles L. Schaffer is 55 years old. He has been a director since January 2001, and his current term as a Class III director expires in 2003. Mr. Schaffer is the former Chief Operating Officer of United Parcel Service, Inc.

Meetings and Committees

      During 2000, the Board of Directors held four meetings and took action by written consent six times in lieu of additional meetings.

      The Board of Directors has a standing Audit Committee, consisting of Robert M. Teeter (Chairman), Robert H. Jenkins and Charles L. Schaffer. During 2000, the Audit Committee held one meeting. The duties of the Audit Committee are generally:

•	to recommend to the board independent auditors to audit annually the company’s books and records,
•	to review the activities and the reports of the company’s independent auditors, and
•	to report the results of its review to the board.

      The Audit Committee also periodically reviews the activities of the company’s internal audit staff and the adequacy of the company’s internal controls. The Audit Committee Report can be found on page 16, and the Audit Committee Charter is included in Appendix D.

      The board also has a standing Compensation Committee, consisting of Robert H. Jenkins (Chairman) and William H. Gray, III. During 2000, the Compensation Committee held one meeting. The duties of the Compensation Committee are generally:

•	to review and recommend to the Board of Directors executive compensation and incentive plans,
•	to review and recommend to the Board of Directors compensation for outside directors, and
•	to approve the payment of cash performance bonuses and the granting of stock options to the company’s employees, including officers.

      The board also has a standing Corporate Governance and Nominating Committee, consisting of Robert M. Teeter (Chairman), William H. Gray, III and Steven K. Hamp. The Corporate Governance and Nominating Committee was formed in January 2001. Therefore, it held no meetings during 2000. The duties of the Corporate Governance and Nominating Committee are generally:

•	to review the performance of the board as a whole,
•	to review and monitor worldwide performance of the company as it affects the environment, employees, communities and customers,
•	to develop criteria for board membership, and
•	to identify, review and recommend board candidates.

Director Compensation

      Directors who are not employees of the company receive directors’ fees of $40,000 per year plus an additional $10,000 per year for each committee on which they serve. These directors may elect to defer their compensation under the company’s Deferred Compensation Plan for Non-Employee Directors, a non-qualified benefit plan, into a unit account. Amounts deferred into the unit account are allocated based on the price of the company’s common stock at the time of deferral, and the value of this account is directly related to the performance of the company’s common stock. In addition, the company reimburses its directors for expenses, including travel, they incur in connection with attending meetings.

      In 2000, non-employee directors also received a grant of 3,000 shares of restricted common stock, vesting in 2003, under the Visteon Corporation Restricted Stock Plan for Non-Employee Directors. For grants made during and after 2001, the restrictions expire for one third of the shares each year following the year of the grant.

      To further link director and shareholder interests, Visteon has established stock ownership guidelines for non-employee directors. Each non-employee director has a goal to own common stock equal in value to five times the annual directors’ fee of $40,000 within five years of their appointment as a director.

Section 16(a) Beneficial Ownership Reporting Compliance

      There were no late filings during 2000.

AUDIT COMMITTEE REPORT

      The Audit Committee is composed of three independent directors and operates under a written charter adopted by the Board of Directors. (A copy of the Audit Committee Charter is attached as Appendix D.) Visteon management has the primary responsibility for the company’s internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the company’s consolidated financial statements and issuing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America. The Audit Committee monitors these processes and reports to the Board of Directors on its findings.

Audit Fees

      PricewaterhouseCoopers LLP served as the company’s independent auditors in 2000. Fees billed to the company for services rendered for the audit of the financial statements included in the company’s Annual Report on Form 10-K for the year ended December 31, 2000, and the interim reviews of the financial statements included in the company’s Quarterly Reports on Form 10-Q for periods subsequent to the spin-off from Ford Motor Company (June 28, 2000), totaled $1.5 million. These fees included amounts associated with the statutory audits of foreign subsidiaries, as such audits are considered an integral part of the overall audit scope and approach.

Financial Information Systems Design and Implementation Fees

      PricewaterhouseCoopers did not render any information technology services to the company from June 29, 2000 to December 31, 2000, related to systems that track and generate information significant to the financial statements.

All Other Fees

      For the period from June 29, 2000 to December 31, 2000, PricewaterhouseCoopers billed the company $5.4 million for all other non-audit services.

Auditor Independence

      During the year, the Audit Committee met and held discussions with Visteon management and PricewaterhouseCoopers. The Audit Committee reviewed and discussed with Visteon management and PricewaterhouseCoopers the audited financial statements contained in the company’s Annual Report on Form 10-K for the year ended December 31, 2000. The Audit Committee also discussed with PricewaterhouseCoopers the matters required to be discussed under the Statement on Auditing Standards No. 61 (Communications with Audit Committees). Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the company’s Annual Report on Form 10-K for the year ended December 31, 2000, and filed with the Securities and Exchange Commission.

      PricewaterhouseCoopers submitted to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee discussed with PricewaterhouseCoopers the firm’s independence and considered whether the provision of non-audit services by PricewaterhouseCoopers to the company is compatible with maintaining the independence of PricewaterhouseCoopers. The Audit Committee concluded that the independence of PricewaterhouseCoopers is not compromised by the provision of such services.

Audit Committee

Robert M. Teeter (Chairman)
Robert H. Jenkins
Charles L. Schaffer

EXECUTIVE COMPENSATION

      This section provides summary information regarding the compensation of Peter J. Pestillo, Chairman and Chief Executive Officer; Robert J. Womac, Executive Vice President; Daniel R. Coulson, Executive Vice President and Chief Financial Officer; Stacy L. Fox, Senior Vice President, General Counsel and Secretary; Robert H. Marcin, Senior Vice President of Human Resources; and Susan F. Skerker, Senior Vice President of Business Strategy and Corporate Relations.

      This section also includes a report of the board’s Compensation Committee (see page 18), which discusses the general compensation principles used by the committee for senior executive officers, as well as the specific factors used to determine the chief executive officer’s compensation.

Salary and Bonus

      Each of these executive officers joined Visteon in connection with the company’s formation in 2000, and therefore only 2000 compensation information is presented for them. You will find information regarding this group’s salaries and bonuses in Appendix C.

Stock Options and Restricted Stock

      During 2000, these executive officers received restricted stock but no options to purchase company stock. You will find additional information regarding these restricted stock grants in Appendix C.

Other Compensation and Benefits

      This group of executive officers receives medical, group life insurance and other benefits (including matching contributions under the company’s 401(k) plans) that are available generally to all of the company’s salaried employees. They also participate in the company’s salaried employees pension plan, which is qualified under Section 401(a) of the U.S. Internal Revenue Code, and receive certain other perquisites. In addition, these executive officers are eligible to defer their bonuses under the company’s Deferred Compensation Plan. Amounts deferred into the Visteon stock fund of the plan are allocated based on the price of the company’s common stock at the time of deferral, and the value of this account is directly related to the performance of the company’s common stock.

      You will find additional information regarding the other compensation and benefits in Appendix C.

COMPENSATION COMMITTEE REPORT ON
EXECUTIVE COMPENSATION

      The Compensation Committee of the Board of Directors, which is composed entirely of non-employee directors, oversees the company’s compensation programs and approves the salaries and other incentive awards to officers.

Policies and Objectives

      Visteon’s goal is to align the compensation of its executive officers and other employees with its business objectives by linking compensation to corporate performance, and linking a percentage of the executives’ long-term incentive compensation to the performance of Visteon’s common stock through the grant of stock options and other stock based awards under the 2000 Incentive Plan being submitted for shareholder approval.

Program Components

      For the year 2000, the executive officers’ compensation was composed of base salary, an annual bonus payment and long term incentive compensation consisting of restricted stock grants and, in the case of Mr. Johnston, stock options. The restricted stock grants and option grants are subject to stockholder approval of the 2000 Incentive Plan. For all executive officers other than Mr. Johnston, base salary was established by Ford Motor Company prior to its spin-off of Visteon on June 28, 2000. Mr. Johnston’s base salary was approved after consideration of the skills and experience he brought to his position and a comparison of executives in comparable positions in other auto supply and technology firms, including such companies as Dana Corporation, Eaton Corporation, Ingersoll-Rand Company, Johnson Controls Inc., Lear Corporation, Lucent Technologies Inc., Tenneco Automotive Inc., Textron Inc. and TRW Inc.

      The number and terms of the restricted stock grants to executive officers at the time of the spin-off, and the options granted to Mr. Johnston, were determined after consideration of the executive’s level of responsibility and designed to motivate the recipients to increase shareholder value.

      Pursuant to the terms of the Employee Transition Agreement dated April 1, 2000 between Ford and Visteon, 50% of the executive officer’s annual bonus was based on Ford’s 2000 performance and calculated under the terms of the Ford Annual Incentive Compensation Plan, and 50% was based on Visteon performance and determined under an interim bonus plan established by Visteon. The interim program provided for a bonus pool based on Visteon’s 2000 profit before tax, with individual awards adjusted to reflect the company’s attaining or exceeding specified external milestones related to earnings growth, new business, cost reduction, positive cash flow and quality improvement, despite unexpected deterioration of economic factors in the second half of the year, and to achieve an equitable distribution among officers and other senior management.

      For 2001 and beyond, Visteon expects to develop competitive levels of base compensation reflecting the skills, responsibilities and experience associated with particular positions, and the salaries paid for similar positions in the labor market in which Visteon competes for talent. We expect that annual bonus amounts will be based on corporate performance measured through profit before tax, return on assets, safety and quality and on individual goals in the areas of business results, leadership standards and development of people. In 2001, long-term incentives, subject to approval of the 2000 Incentive Plan and the limits set forth in the plan, will consist of stock options, restricted stock and cash awards earned during a three year performance cycle. The restricted stock and cash awards will be dependent on attainment of long term goals for return on equity and quality.

Chief Executive Officer Compensation

      The chief executive officer’s compensation for the year 2000 was determined in the same manner as the other executive officers’, as described above, and consisted of a base annual salary of $1,000,000, annual bonus of $1,500,000, and a restricted stock grant of 261,000 shares with restrictions lapsing on the fifth anniversary of the date of grant.

      The committee has also considered the company’s ability to deduct from taxable income certain performance based compensation under section 162(m) of the Internal Revenue Code. In order to ensure deductibility of incentive amounts, the company is asking stockholders to ratify the Board of Directors’ adoption of the 2000 Incentive Plan. The company intends that all compensation paid by the company be deductible; however, it reserves the right to pay nondeductible compensation if it deems necessary or desirable.

By the Compensation Committee:

Robert H. Jenkins (Chairman)
William H. Gray, III

APPENDIX A — PERFORMANCE GRAPH

      The following graph compares the cumulative total return on the company’s common stock with the cumulative total return on the S & P 500 Composite Index and a Peer Group Index that Visteon has developed. The Peer Group Index is composed of ArvinMeritor Inc., American Axle & Manufacturing Holdings, Inc., Borg-Warner Automotive, Inc., Dana Corporation, Delphi Automotive Systems Corporation, Federal-Mogul Corporation, Johnson Controls, Inc., Lear Corporation, Magna International, Inc., Tenneco Automotive, Inc., Tower Automotive, Inc. and TRW, Inc. The graph assumes an initial investment of $100 and reinvestment of cash dividends. The comparisons in this table are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the common stock or the referenced indices.

Comparison of Cumulative Total Return

for the Period from June 29, 2000 to December 29, 2000

	6/29/00	12/29/00

Visteon Corporation	$100	$84.28

S & P 500 Index	$100	$92.06

Peer Group Index	$100	$76.58

APPENDIX B — STOCKHOLDINGS

      This Appendix B contains stockholding information for the nominees for election as directors, the directors continuing in office, and the company’s executive officers.

      Ownership of the company’s common stock is shown in terms of “beneficial ownership.” A person generally “beneficially owns” shares if he has either the right to vote those shares or dispose of them. More than one person may be considered to beneficially own the same shares.

      In this proxy statement, unless otherwise noted, a person has sole voting and dispositive power for those shares shown as beneficially owned by him. The percentages shown in this proxy statement compare the person’s beneficially owned shares with the total number of shares of the company’s common stock outstanding on March 15, 2001 (130,928,775 shares).

Nominees, Continuing Directors and Executive Officers

      The following table contains stockholding information for the nominees for election as directors, the directors continuing in office, and the company’s executive officers.

				Shares of
				Common Stock
				Beneficially Owned
			Term to
Name	Age	Positions with Company	Expire	Number	Percent

Nominees for Election as Directors

Steven K. Hamp	52	Director	2001	19,031	*

Robert M. Teeter	62	Director	2001	3,262	*

Directors Continuing in Office

William H. Gray, III	59	Director	2002	3,024	*

Robert H. Jenkins	58	Director	2002	3,024	*

Peter J. Pestillo	63	Chairman, Chief Executive Officer and Director	2003	282,071	*

Charles L. Schaffer	55	Director	2003	3,000	*

Other Executive Officers

Robert J. Womac	57	Executive Vice President	—	64,518	*

Daniel R. Coulson	58	Executive Vice President and Chief Financial Officer	—	61,269	*

Stacy L. Fox	47	Senior Vice President, General Counsel and Secretary	—	43,342	*

Robert H. Marcin	55	Senior Vice President of Human Resources	—	43,786	*

Susan F. Skerker	56	Senior Vice President of Business Strategy and Corporate Relations	—	43,786	*

All Directors and Executive Officers as a Group (11 Persons)				570,113	*

*	Under 1%.

     Amounts shown include 3,000 restricted shares of common stock issued under the Restricted Stock Plan for Non-Employee Directors to each of the following: Steven K. Hamp, Robert M. Teeter, William H. Gray, III, Robert H. Jenkins and Charles L. Schaffer.

     Also, included are restricted shares of common stock issued under the Visteon Corporation 2000 Incentive Plan as follows: 261,000 shares for Peter J. Pestillo; 60,000 shares each for Robert J. Womac and Daniel R. Coulson; and 43,000 shares each for Stacy L. Fox, Robert H. Marcin and Susan F. Skerker.

     Steven K. Hamp has reported beneficial ownership of 11,031 shares of common stock owned by his children and Peter J. Pestillo has reported beneficial ownership of 7,837 shares of common stock owned by a family partnership.

APPENDIX C — EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table provides compensation information since the Company’s organization in January 2000 for the company’s chief executive officer and the five most highly compensated executive officers other than the chief executive officer.

					Long-Term
					Compensation
		Annual Compensation			Awards

				Other	Restricted
				Annual	Stock	All Other
	Fiscal	Salary	Bonus	Compensation	Award(s)	Compensation
Name and Principal Position	Year	($)	($)	($)	($)	($)

Peter J. Pestillo	2000	$933,334	$1,500,000	$31,320	$3,417,481	$55,997
Chairman and Chief Executive Officer

Robert J. Womac	2000	$380,000	$350,000	$7,200	$785,628	$23,283
Executive Vice President

Daniel R. Coulson	2000	$393,667	$300,000	$7,700	$785,628	$25,478
Executive Vice President and Chief Financial Officer

Stacy L. Fox	2000	$380,000	$300,000	$5,160	$563,033	$600,000
Senior Vice President, General Counsel and Secretary

Robert H. Marcin	2000	$347,666	$300,000	$5,160	$563,033	$21,989
Senior Vice President of Human Resources

Susan F. Skerker	2000	$325,500	$300,000	$5,160	$563,033	$20,634
Senior Vice President of Business Strategy and Corporate Relations

      The Restricted Stock Awards were granted under the Visteon Corporation 2000 Incentive Plan. They are subject to shareholder approval and restricted from sale for five years. Holders of restricted stock received the same cash dividends as other stockholders owning common stock. On December 29, 2000, Peter J. Pestillo owned 261,000 shares of restricted stock valued at $3,001,500; Robert J. Womac and Daniel R. Coulson each owned 60,000 shares of restricted stock valued at $690,000; and Stacy L. Fox, Robert H. Marcin and Susan F. Skerker each owned 43,000 shares of restricted stock valued at $494,500. For this valuation, each share of restricted stock was valued at $11.50, the closing market price of the common stock on December 29, 2000.

      The “All Other Compensation” column includes amounts for (1) matching contributions by Ford under the Savings and Stock Investment Plan (“SSIP”) for the period before Visteon’s spin-off from Ford and by Visteon under the Visteon Investment Plan (“VIP”) and (2) the values of certain credits provided to the Named executives under the Ford Benefit Equalization Plan (“BEP”) and the Visteon Savings Parity Plan (“VSPP”). Under the BEP and VSPP, Ford and Visteon, respectively, provide benefits substantially equal to benefits that could not be provided under the SSIP and VIP because of limitations under the Internal Revenue Code. For 2000, the amounts shown in this column as SSIP/ VIP matching contributions and BEP/ VSPP credits, respectively, are as follows:

	SSIP/VIP
	Matching		BEP/VSPP
Person	Contributions		Credits

Peter J. Pestillo	$9,598	and	$46,399

Robert J. Womac	$9,598	and	$13,685

Daniel R. Coulson	$9,598	and	$15,880

Robert H. Marcin	$9,598	and	$12,391

Susan F. Skerker	$9,187	and	$11,447

      The amount shown in the “All Other Compensation” column for Stacy L. Fox is her signing bonus.

      Michael F. Johnston was appointed President and Chief Operating Officer of the company on September 15, 2000. His initial salary was set at $700,000. Mr. Johnston also received a grant of 150,000 shares of restricted stock, a stock option grant covering 50,000 shares, vesting over three years and exercisable for 10 years with an exercise price of $15.76 and a signing bonus of $750,000, which he deferred into the Visteon stock fund under the company’s Deferred Compensation Plan.

Retirement Plans

      The Company maintains the Visteon Corporation Pension Plan (the “VPP”). The VPP is a defined benefit plan qualified under Section 401(a) of the Internal Revenue Code. It covers primarily salaried employees of the Company, not covered by another pension plan. The non-contributory feature of the VPP automatically covers all eligible employees. The non-contributory feature of the VPP provides a monthly benefit, payable in the form of a life annuity, equal to a flat rate times years of employment. The highest flat rate in effect on December 31, 2000 is $43.25. Participants who satisfy the requirements for early retirement, age 55 with 10 years of service or 30 years of service, are eligible for an additional, temporary monthly benefit payable until age 62. Following three months of employment a participant may elect to be covered by the contributory feature of the VPP and receive a contributory benefit in lieu of the non-contributory benefit. The contributory benefit, payable in the form of a life annuity, is equal to 1.5% of Final Average Monthly Salary times years of employment while a contributory participant, plus 0.4% of Final Average Monthly Salary in excess of the Social Security Breakpoint, times years of employment (not to exceed 35 years) while a contributory participant. Final Average Monthly Salary is the highest average monthly salary paid as of any five consecutive December 31 dates during the last 120 months that an employee contributes. The Social Security Breakpoint is equal to 150% of the average of the Social Security Wage Base for the last 35 years including the current plan year. Normal retirement is age 65 and portions of early retirement benefits are available at age 62 unreduced for age. Since the VPP is a qualified plan it is subject to the rules of the Internal Revenue Code. The Code limits the amount of benefits that may be paid by a qualified plan and it limits the amount of Salary that may be recognized in computing VPP benefits. In 2000 the maximum Salary the VPP may recognize is $170,000.

      In addition to the Visteon Pension Plan, the Company has implemented the Visteon Pension Parity Plan (“VPPP”), an unfunded, non-qualified pension plan. The VPPP restores any benefits lost due to the limitations on benefits and compensation imposed by the Internal Revenue Code.

Table 1

Projected Total Annual Retirement Benefits
From The Visteon Corporation Pension Plan
And The Visteon Corporation Pension Parity Plan

	Years of Service

Renumeration	15	20	25	30	35

$100,000	$25,100	$33,500	$41,900	$50,300	$58,600
200,000	53,500	71,400	89,300	107,200	125,000
300,000	81,900	109,300	136,700	164,100	191,400
400,000	110,300	147,200	184,100	221,000	257,800
500,000	138,700	185,100	231,500	277,900	324,200
600,000	167,100	223,000	278,900	334,800	390,600
700,000	195,500	260,900	326,300	391,700	457,000
800,000	223,900	298,800	373,700	448,600	523,400
900,000	252,300	336,700	421,100	505,500	589,800
1,000,000	280,700	374,600	468,500	562,400	656,200

      For eligible executives, Visteon provides additional non-qualified, unfunded pension benefits through a Supplemental Executive Retirement Plan (“SERP”) and an Executive Separation Allowance Plan (“ESAP”). The SERP provides a monthly benefit, in the form of a life annuity, equal to the participant’s Final Average Monthly Salary (without regard to the Internal Revenue Code compensation limit) times years of employment times a percentage determined by job classification at retirement. The percentages range between 0.20% and 0.90%. The ESAP provides a temporary monthly benefit, payable to age 65, equal to the participant’s highest base salary times a percentage, not to exceed 60% equal to the sum of i) 15%, ii) 6% for each year that such participant’s age at separation exceeds 55, (not to exceed 30%), and iii) 1% for each year of service in excess of 15. This amount is offset by any payments paid or payable from any other private retirement plan of the Company other than the SERP.

Table 2

Projected Total Annual Retirement Benefits
From The Supplemental Executive Retirement Plan

	Years of Service

Renumeration	15	20	25	30	35

$100,000	$3,000	$4,000	$5,000	$6,000	$7,000
200,000	6,000	8,000	10,000	12,000	14,000
300,000	18,000	24,000	30,000	36,000	42,000
400,000	24,000	32,000	40,000	48,000	56,000
500,000	52,500	70,000	87,500	105,000	122,500
600,000	63,000	84,000	105,000	126,000	147,000
700,000	78,750	105,000	131,250	157,500	183,750
800,000	96,000	128,000	160,000	192,000	224,000
900,000	121,500	162,000	202,500	243,000	283,500
1,000,000	135,000	180,000	225,000	270,000	315,000

Table 3

Projected Total Annual Retirement Benefits
From The Executive Separation Allowance Plan
Assuming Benefits Commence at Age 55

	Years of Service

Renumeration	15	20	25	30	35

$200,000	$30,000	$40,000	$50,000	$60,000	$70,000
300,000	45,000	60,000	75,000	90,000	105,000
400,000	60,000	80,000	100,000	120,000	140,000
500,000	75,000	100,000	125,000	150,000	175,000
600,000	90,000	120,000	150,000	180,000	210,000
700,000	105,000	140,000	175,000	210,000	245,000
800,000	120,000	160,000	200,000	240,000	280,000
900,000	135,000	180,000	225,000	270,000	315,000
1,000,000	150,000	200,000	250,000	300,000	350,000

      As of December 31, 2000, each of the Named Executives had one year of credited service under the Visteon retirement plans.

APPENDIX D — AUDIT COMMITTEE CHARTER

Charter of the Audit Committee of the Board of Directors of Visteon Corporation

      1.  Purpose. The Audit Committee’s purpose is to provide assistance to the Board of Directors in fulfilling its legal and fiduciary obligations to stockholders and the investment community with respect to matters relating to corporate accounting, auditing, financial reporting and internal control and compliance functions of the Corporation and its subsidiaries.

      2.  Composition. The Audit Committee shall be comprised of three or more directors as determined from time to time by resolution of the Board of Directors, all of whom shall be “independent”, free from any relationship that, in the opinion of the Board would interfere with the exercise of his or her independent judgment as a member of the Audit Committee (See Appendix A for the definition of independence). The Chairman of the Audit Committee shall be designated by the Board of Directors, provided that if the Board of Directors does not so designate a Chairman, the members of the Audit Committee, by majority vote, may designate a Chairman. All members of the Audit Committee shall have a working understanding of basic finance and accounting practices, and at least one member shall have accounting or related financial management expertise.

      3.  Meetings. The Audit Committee shall meet with such frequency and at such intervals as it shall determine is necessary to carry out its duties and responsibilities. The Audit Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary. The Audit Committee shall maintain minutes of its meetings and records relating to those meetings and provide copies of such minutes to the Board of Directors. In addition, the Audit Committee (or its Chairman, at a minimum), should receive quarterly communication from management regarding financial results and forecasts, and should review year-end results with the independent auditors and members of management, as appropriate.

      4.  Duties and Responsibilities. In carrying out its duties and responsibilities, the Audit Committee’s policies and procedures should remain flexible, so that it may be in a position to best react or respond to changing circumstances or conditions. While there is no “blueprint” to be followed by the Audit Committee in carrying out its duties and responsibilities, the following should be considered within the authority of the Audit Committee:

  Documents/ Reports Review

      (a)  Review and reassess, at least annually, the adequacy of this Charter and make recommendations to the Board, as conditions dictate, to update this Charter.

      (b)  Review with management and the Corporation’s independent auditors the annual financial statements, including a discussion with the independent auditors of the matters required to be communicated by applicable Statements on Auditing Standards.

      (c)  Confirm that the independent auditors have reviewed the 10-Q prior to its filing, including a discussion with the independent auditors of any matters required to be discussed by the Statements on Auditing Standards.

      (d)  Prepare the report required by the rules of the SEC to be included in the Corporation’s annual proxy statement.

  Independent Auditors

      (a)  Review and approve the independent auditors’ annual engagement letter, including the proposed fees contained therein.

      (b)  Review the performance of the independent auditors and make recommendations to the Board regarding the appointment or termination of the independent auditors.

      (c)  Oversee the independence of the auditors by:

•	Receiving from the auditors, on a periodic basis, a formal written statement delineating all relationships between the auditors and the Corporation consistent with Independence Standards Board Standards.

•	Reviewing, and actively discussing with the Board, if necessary, and the auditors, on a periodic basis, any disclosed relationships or services that may impact the objectivity and independence of the auditors.

•	Recommending, if necessary, that the Board take certain action to satisfy itself of the auditors’ independence.

      (d)  Instruct the independent auditors that they are ultimately accountable to the Audit Committee and the Board of Directors, and that the Audit Committee and the Board of Directors are responsible for the selection, evaluation and termination of the Corporation’s independent auditors.

  Financial Reporting Process

      (a)  In consultation with management, the independent auditors and the internal auditors, review the integrity of the financial reporting processes, both internal and external.

      (b)  Consider and approve, if appropriate, major changes to auditing and accounting principles and practices proposed by management. Discuss with the independent auditors any significant changes in auditing standards or audit scope impacting the audit.

      (c)  Establish regular systems of reporting to the Audit Committee by finance management, the independent auditors, and the internal auditors regarding any significant judgments made in management’s preparation of the financial statements, and any significant issues encountered during the course of the review or audit.

      (d)  Review and accept, if appropriate, the annual audit plan of the Corporation’s independent auditors, including the scope of audit activities, and monitor such plan’s progress and results during the year.

      (e)  Review the adequacy and effectiveness of the accounting and internal control policies and procedures through inquiry and discussions with the internal auditors, independent auditors and management of the Corporation.

      (f)  Establish and maintain free and open means of communication between and among the Board of Directors, the Audit Committee, the independent auditors, the internal auditors and management, including providing such parties with appropriate opportunities to meet privately with the Audit Committee.

  Compliance/ General

      (a)  Review, with the General Counsel, any legal matter that could have a significant impact on the financial statements.

      (b)  Report, through the Audit Committee Chairman, to the Board following meetings of the Audit Committee on matters considered at the meeting.

      (c)  Maintain minutes or other records of meetings and activities of the Audit Committee.

      (d)  Review annual compliance plan with respect to the Corporation’s Ethics Policy.

      (e)  Perform such additional activities, and consider such other matters, within the scope of its responsibilities, as the Audit Committee or the Board of Directors deems necessary or appropriate.

*  *  *

While the Audit Committee has the duties and responsibilities set forth in this charter, the Audit Committee is not responsible for planning or conducting the audit or for determining whether the Corporation’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Similarly, it is not the responsibility of the Audit Committee to resolve disagreements, if any, between management and the independent auditors or to ensure that the Corporation complies with all laws and regulations and its Ethics Policy.

AUDIT COMMITTEE APPENDIX A

VISTEON CORPORATION

INDEPENDENCE FOR AUDIT COMMITTEE MEMBERS

Independence

      The Audit Committee is required to consist of at least three independent Directors. An independent Director is a Director who has no relationship to the Corporation that may interfere with the exercise of independence from management and the company. There are four restrictions that apply to Audit Committee members.

•	Employees of the Corporation or its affiliates may not serve on the Audit Committee until three years following the termination of employment.

•	A Director who is a partner, controlling shareholder, executive officer, consultant, or otherwise has a direct business relationship* with the Corporation may serve on the Audit Committee only if the Board of Directors determines in its business judgment that the relationship does not interfere with the Director’s exercise of independent judgment.

•	A Director who is employed as an executive of another company where any of the Corporation’s executives serve on that company’s compensation committee may not serve on the Audit Committee.

•	A Director who is an immediate family member** of any individual who is an executive officer of the Corporation or its affiliates*** cannot serve on the Audit Committee until three years following the termination of such employment relationship.

*	A business relationship, as defined by the NYSE rules, can include a commercial, industrial, banking, consulting, legal, or accounting relationship, as well as other relationships. A director can have this relationship directly with the Corporation, or the director can be a partner, officer, or employee of an organization that has such a relationship.

**	Immediate family includes a person’s spouse, parents, children, siblings, parents-in-law, sons- and daughters-in-law, brothers- and sisters-in-law, and anyone (other than the employee) who shares such a person’s home.

***	Affiliate includes a subsidiary, sibling company, predecessor, parent company, or former parent company.

APPENDIX E — 2000 INCENTIVE PLAN

VISTEON CORPORATION

2000 INCENTIVE PLAN

(Effective as of June 28, 2000)

Section 1.  PURPOSE AND DEFINITIONS

      (a)  Purpose. This Plan, known as the “Visteon Corporation 2000 Incentive Plan”, is intended to provide an incentive to certain salaried employees of Visteon Corporation and its subsidiaries, in order to encourage them to remain in the employ of the Company and its subsidiaries and to increase their interest in the Company’s success. It is intended that this purpose be effected through awards or grants of stock options and various other rights with respect to shares of the Company’s common stock, and through performance cash awards, as provided herein, to such eligible employees.

      (b)  Definitions. The following terms shall have the following respective meanings unless the context requires otherwise:

(1) The term “Affiliate” or “Affiliates” shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

(2) The term “Beneficial Owner” shall mean beneficial owner as set forth in Rule 13d-3 under the Exchange Act.

(3) The term “Board” shall mean the Board of Directors of Visteon Corporation.

(4) The term “Change in Control” shall mean the occurrence of any one of the following:

(A) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 40% or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (C) below;

(B) within any twelve (12) month period, the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the effective date of this Plan, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds ( 2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended;

(C) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (i) a merger or consolidation which results in the directors of the Company immediately prior to such merger or consolidation continuing to constitute at least a majority of the board of directors of the Company, the surviving entity or any parent thereof or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing 40% or more of the combined voting power of the Company’s then outstanding securities;

(D) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the

Company of more than 50% of the Company’s assets, other than a sale or disposition by the Company of more than 50% of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale; or

(E) any other event that the Board, in its sole discretion, determines to be a Change in Control for purposes of this Plan.

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

(5) The term “Code” shall mean the Internal Revenue Code of 1986, or any successor thereto, as the same may be amended and in effect from time to time.

(6) The term “Committee” shall mean the committee appointed pursuant to Section 2 to administer the Plan.

(7) The term “Company” shall mean Visteon Corporation.

(8) The term “Covered Executive” shall mean the Chief Executive Officer and the other four highest compensated officers of the Company or any Subsidiary at year-end whose compensation is required to be reported in the Summary Compensation Table of the Company’s Proxy Statement.

(9) The term “Employee” shall mean an employee of the Company or any Subsidiary. The term “Employee” shall also be deemed to include any person who is an employee of any joint venture corporation or partnership, or comparable entity, in which the Company or Subsidiary has a substantial equity interest, provided such person was an employee of the Company or Subsidiary immediately prior to becoming employed by such entity.

(10) The term “Exchange Act” shall mean the Securities Exchange Act of 1934, or any successor thereto, as the same may be amended and in effect from time to time.

(11) The term “Fair Market Value” shall mean the average of the highest and lowest sale prices at which a share of Stock shall have been sold regular way on the New York Stock Exchange on the date of grant of any Option or Stock Appreciation Right or other relevant valuation date. In the event that any Option or Stock Appreciation Right shall be granted, or other relevant valuation date shall occur, on a date on which there were no such sales of Stock on the New York Stock Exchange, the Fair Market Value of a share of Stock shall be deemed to be the average of the highest and lowest sale prices on the next preceding day on which there were such sales.

(12) The term “Final Award” shall mean the amount of compensation to be awarded finally to the Participant who holds a Performance Cash Right pursuant to Section 3, the number of shares of Stock to be awarded finally to the Participant who holds a Performance Stock Right pursuant to Section 5, or the number of shares of Restricted Stock to be retained by the Participant who holds Restricted Stock pursuant to Section 6, in each case as determined by the Committee taking into account the extent to which the Performance Goals have been satisfied.

(13) The term “Option” or “Options” shall mean the option to purchase Stock in accordance with Section 7 and such other terms and conditions as may be prescribed by the Committee. An Option may be either an “incentive stock option”, as such term is defined in the Code, or shall otherwise be designated as an option entitled to favorable treatment under the Code (“ISO”) or a “nonqualified stock option” (“NQO”). ISOs and NQOs are individually called an “Option” and collectively called “Options”.

(14) The term “Other Stock-Based Awards” shall mean awards of Stock or other rights made in accordance with Section 8.

(15) The term “Participant” shall mean an Employee who has been designated for participation in the Plan.

(16) The term “Performance Goals” shall mean, with respect to any Performance Cash Right, Performance Stock Right or Restricted Stock granted to a Participant who is a Covered Executive, a performance measure that is based upon one or more of the following objective business criteria established by the Committee with respect to the Company and/or any Subsidiary, division, business unit or component thereof: asset charge, asset turnover, return on sales, capacity utilization, capital employed in the business, capital spending, cash flow, cost structure improvements, complexity reductions, customer loyalty, diversity, earnings growth, earnings per share, economic value added, environmental health and/or safety, facilities and tooling spending, hours per component, increase in customer base, inventory turnover, market price appreciation, market share, net cash balance, net income, net income margin, net operating cash flow, operating profit margin, order to delivery time, plant capacity, process time, profits before tax, quality, customer satisfaction, return on assets, return on capital, return on equity, return on net operating assets, return on sales, revenue growth, safety, sales margin, sales volume, total stockholder return, production per employee, warranty performance to budget, variable margin and working capital. With respect to any Right granted to a Participant who is not a Covered Executive, performance goals may be based on one or more of the business criteria described above or any other criteria based on individual, business unit, group or Company performance selected by the Committee. The Performance Goals may be expressed in absolute terms or relate to the performance of other companies or to an index.

(17) The term “Performance Formula” shall mean a formula to be applied in relation to the Performance Goals in determining the amount of cash earned under a Performance Cash Right granted pursuant to Section 3 or the number of shares of Stock earned under a Performance Stock Right granted pursuant to Section 5, in either case expressed as a percentage of the Target Award.

(18) The term “Performance Period” shall mean the period of time for which performance with respect to one or more Performance Goals with respect to any Performance Cash Right, Performance Stock Right or Restricted Stock award is to be measured, with such period commencing not earlier than 90 days prior to the date of grant of such Right.

(19) The term “Performance Cash Right” shall mean the right to receive, pursuant to Section 3, a cash payment as described in the Participant’s award agreement, taking into account the Target Award and the Performance Formula, upon the attainment of one or more specified Performance Goals, subject to the terms and provisions of the award agreement and the Plan.

(20) The term “Performance Stock Right” shall mean the right to receive, pursuant to Section 5 and without payment to the Company, up to the number of shares of Stock described in the Participant’s award agreement upon the attainment of one or more specified Performance Goals, subject to the terms and provisions of the award agreement and the Plan.

(21) The term “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (A) the Company or any of its subsidiaries, (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

(22) The term “Plan” shall mean the Visteon Corporation 2000 Incentive Plan as the same may be amended and in effect from time to time.

(23) The term “Plan Awards” shall mean awards of cash or grants of Performance Stock Rights, Restricted Stock, Options, Stock Appreciation Rights and various other rights with respect to shares of Stock.

(24) The term “Restricted Stock” means Stock issued to a Participant pursuant to Section 6 that is subject to forfeiture if one or more specified Performance Goals are not attained.

(25) The term “Right” shall mean a Performance Cash Right, Performance Stock Right or a Restricted Stock award, as required by the context.

(26) The term “Stock Appreciation Right” shall mean the right to receive, without payment to the Company, an amount of cash or Stock as determined in accordance with Section 7, based on the amount by which the Fair Market Value of a share of Stock on the relevant valuation date exceeds the grant price.

(27) The term “Subsidiary” shall mean (A) any corporation a majority of the voting stock of which is owned directly or indirectly by the Company or (B) any limited liability company a majority of the membership interest of which is owned, directly or indirectly, by the Company.

(28) The term “Stock” shall mean shares of the Company’s common stock, par value $1.00 per share.

(29) The term “Target Award” shall mean the amount of compensation to be earned by a Participant under a Performance Cash Right or the number of shares of Stock, subject to adjustment pursuant to Section 13, to be earned by a Participant under a Performance Stock Right, if all of the Performance Goals with respect to such Right are achieved.

Section 2.  ADMINISTRATION

      (a)  Committee. Initially, the Plan shall be administered by a committee appointed by the Board. After the registration of the Company’s Common Stock pursuant to Section 12(b) of the Exchange Act, the Plan shall be administered by the Compensation Committee of the Board consisting of not less than two (2) members of the Board who meet the “outside” director requirements of Section 162(m) of the Code and the “non-employee director” requirements of Rule 16b-3(b)(3) of the Exchange Act, or by any other committee appointed by the Board, provided the members of such committee meet such requirements. The Committee shall administer the Plan and perform such other functions as are assigned to it under the Plan. The Committee is authorized, subject to the provisions of the Plan, from time to time, to establish such rules and regulations as it may deem appropriate for the proper administration of the Plan, and to make such determinations under, and such interpretations of, and to take such steps in connection with, the Plan and the Plan Awards as it may deem necessary or advisable, in each case in its sole discretion. The Committee’s decisions and determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not they are similarly situated. Any authority granted to the Committee may also be exercised by the Board, except to the extent that the grant or exercise of such authority would cause any qualified performance based award to cease to qualify for exemption under Section 162(m) of the Code. To the extent that any permitted action taken by the Board conflicts with any action taken by the Committee, the Board action shall control.

      (b)  Delegation of Authority. The Committee may delegate any or all of its powers and duties under the Plan, including, but not limited to, its authority to make awards under the Plan or to grant waivers pursuant to Section 10, to one or more other committees (including a committee consisting of two or more corporate officers) as it shall appoint, pursuant to such conditions or limitations as the Committee may establish; provided, however, that the Committee shall not delegate its authority to (1) act on matters affecting any Participant who is subject to the reporting requirements of Section 16(a) of the Exchange Act, or the liability provisions of Section 16(b) of the Exchange Act (any such Participant being called a “Section 16 Person”) or (2) amend or modify the Plan pursuant to the provisions of Section 16(b). To the extent of any such delegation, the term “Committee” when used herein shall mean and include any such delegate.

      (c)  Eligibility of Committee Members. No person while a member of the Committee or any other committee of the Board administering the Plan shall be eligible to hold or receive a Plan Award.

Section 3.  PERFORMANCE CASH RIGHTS

      (a)  Grant of Performance Cash Rights. The Committee, at any time and from time to time while the Plan is in effect, may grant or authorize the granting of, Performance Cash Rights to such officers of the Company and any Subsidiary, and other salaried Employees, whether or not members of the Board, as it may select and in such amount as it shall designate, subject to the provisions of this Section 3.

      (b)  Maximum Awards. The maximum amount granted to a Covered Executive as a Final Award with respect to all Performance Cash Rights granted during a calendar year shall be $10 million.

      (c)  Terms and Provisions of Performance Cash Rights. Prior to the grant of any Performance Cash Right, the Committee shall determine the terms and provisions of such Right, including, without limitation (1) the Target Award; (2) one or more Performance Goals to be used to measure performance under such Right, and the Performance Formula to be applied against the Performance Goals in determining the amount of compensation earned under such Right as a percentage of the Target Award; (3) the Performance Period, and (4) the effect of the Participant’s termination of employment, death or disability. Within 90 days of commencement of a Performance Period, the Committee may establish a minimum threshold objective for any Performance Goal for such Performance Period which, if not met, would result in no Final Award being made to any Participant with respect to such Performance Goal for such Performance Period. During and after the Performance Period, but prior to the Committee’s final determination of the Participant’s Final Award as provided in subsection (d), the Committee may adjust the Performance Goals, Performance Formula and Target Award and otherwise modify the terms and provisions of a Right granted to a Participant who is not a Covered Executive, subject to the terms and conditions of the Plan. Each Right shall be evidenced by an award agreement in such form as the Committee may determine.

      (d)  Final Awards.

(1) As soon as practicable following the completion of the Performance Period relating to any Performance Cash Right, but not later than 12 months following such completion, the Committee shall determine the extent to which the Performance Goals have been achieved and the amount of compensation to be awarded as a Final Award to the Participant who holds such Right. In making such determination, the Committee shall apply the applicable Performance Formula for the Participant for the Performance Period against the accomplishment of the related Performance Goals. The Committee may, in its sole discretion, reduce the amount of any Final Award that otherwise would be awarded to any Participant for any Performance Period. In addition, the Committee may, in its sole discretion, increase the amount of any Final Award that otherwise would be awarded to any Participant who is not a Covered Executive. Any such determination shall take into account (A) the extent to which the Performance Goals provided in such Right were, in the Committee’s sole opinion, achieved, (B) the individual performance of such Participant during the related Performance Period and (C) such other factors as the Committee may deem relevant, including, without limitation, any change in circumstances or unforeseen events, relating to the Company, the economy or otherwise, since the date of grant of such Right. The Committee shall notify such Participant of such Participant’s Final Award as soon as practicable following such determination.

      (e)  Following the determination of each Final Award, unless the Participant has elected to defer all or a portion of the Final Award in accordance with the procedures set forth in the Visteon Corporation Deferred Compensation Plan, the Final Award will be payable to the Participant in cash.

Section 4.  STOCK AVAILABLE FOR PLAN AWARDS

      (a)  Stock Subject to Plan. The Stock to be subject to or related to Plan Awards may be either authorized and unissued (subject to a maximum of 1,000,000 shares) or held in the treasury of the

Company. The maximum number of shares of Stock with respect to which Plan Awards may be granted under the Plan, subject to adjustment in accordance with the provisions of Section 13, shall be 13,000,000. Notwithstanding the foregoing, (1) the aggregate number of shares that may be issued upon exercise of ISOs shall not exceed 10,280,000, subject to adjustment in accordance with the provisions of Section 13; (2) the maximum number of shares subject to Options, with or without any related Stock Appreciation Rights, or Stock Appreciation Rights (not related to Options) that may be granted pursuant to Section 7 to any Covered Executive during any calendar year shall be 500,000, subject to adjustment in accordance with the provisions of Section 13; and (3) the maximum number of shares of Stock that are issued or may be issued with respect to all Performance Stock Rights and Restricted Stock awards granted pursuant to Sections 5 and 6 shall be 6,500,000 and the maximum number of shares of stock that may be issued pursuant to such Performance Stock Rights and Restricted Stock Awards to any Covered Executive during any calendar year shall be 500,000, subject to adjustment in accordance with the provisions of Section 13.

      (b)  Computation of Stock Available for Plan Awards. For the purpose of computing the total number of shares of Stock remaining available for Plan Awards at any time while the Plan is in effect, there shall be debited against the total number of shares determined to be available pursuant to subsections (a) and (c) of this Section 4, (1) the maximum number of shares of Stock subject to issuance upon exercise of Options or Stock Appreciation Rights granted under this Plan, (2) the maximum number of shares of Stock issued or issuable under Performance Stock Rights and Restricted Stock Awards granted under this Plan, and (3) the number of shares of Stock related to Other Stock-Based Awards granted under this Plan, as determined by the Committee in each case as of the dates on which such Plan Awards were granted.

      (c)  Terminated, Expired or Forfeited Plan Awards. The shares involved in the unexercised, undistributed or unvested portion of any terminated, expired or forfeited Plan Award shall be made available for further Plan Awards. Any shares of Stock made available for Plan Awards pursuant to this subsection (c) shall be in addition to the shares available pursuant to subsection (a) of this Section 4. Notwithstanding the foregoing, in the event any Option or Stock Appreciation Right granted to a Covered Executive is canceled, the number of shares of Stock subject to such canceled Option or Stock Appreciation Right shall continue to count against the individual limit specified in subsection (a), in accordance with the requirements of Code Section 162(m).

Section 5.  PERFORMANCE STOCK RIGHTS

      (a)  Grant of Performance Stock Rights. The Committee, at any time and from time to time while the Plan is in effect, may grant, or authorize the granting of, Performance Stock Rights to such officers of the Company and any Subsidiary, and other salaried Employees, whether or not members of the Board, as it may select and for such numbers of shares as it shall designate, subject to the provisions of this Section 5 and Section 4.

      (b)  Terms and Provisions of Performance Stock Rights. Prior to the grant of any Performance Stock Right, the Committee shall determine the terms and provisions of each Right, including, without limitation (1) the Target Award; (2) one or more Performance Goals to be used to measure performance under such Right, and the Performance Formula to be applied against the Performance Goals in determining the number of shares of Stock earned under such Right as a percentage of the Target Award; (3) the Performance Period; (4) the period of time, if any, during which the disposition of shares of Stock issuable under such Right shall be restricted as provided in subsection (a) of Section 11, provided, however, that the Committee may establish restrictions applicable to any Right at the time of or at any time prior to the granting of the related Final Award rather than at the time of granting such Right; and (5) the effect of the Participant’s termination of employment, death or disability. Within 90 days of commencement of a Performance Period, the Committee may establish a minimum threshold objective for any Performance Goal for such Performance Period which, if not met, would result in no Final Award being made to any Participant with respect to such Performance Goal for such Performance Period. During and after the Performance Period, but prior to the Committee’s final determination of the Participant’s Final Award as provided in subsection (d), the Committee may adjust the Performance Goals, Performance Formula and Target Award and otherwise modify the terms and provisions of a Right granted to a Participant who is not a Covered Executive, subject to the terms and conditions of the Plan. Each Right shall be evidenced by an award agreement in such form as the Committee may determine.

      (c)  Dividend Equivalents on Rights.

(1) If the Committee shall determine, each Participant to whom a Right is granted shall be entitled to receive payment of the same amount of cash that such Participant would have received as cash dividends if, on each record date during the Performance Period relating to such Right, such Participant had been the holder of record of a number of shares of Stock equal to 100% of the related Target Award (as adjusted pursuant to Section 13). Any such payment may be made at the same time as a dividend is paid or may be deferred until the date that a Final Award is determined, as determined by the Committee in its sole discretion. Such cash payments are hereinafter called “dividend equivalents”.

(2) Notwithstanding the provisions of subsection (c)(1), the Committee may determine that, in lieu of receiving all or any portion of any such dividend equivalent in cash, a Participant shall receive an award of full shares of Stock having a Fair Market Value approximately equal to the portion of such dividend equivalent that was not paid in cash. Certificates for shares of Stock so awarded may be issued as of the payment date for the related cash dividend or may be deferred until the date that the Final Award is determined, and the shares of Stock covered thereby may be subject to the terms and conditions of the Right to which it relates (including but not limited to the attainment of the Performance Goals) and the terms and conditions of the Plan (including but not limited to Sections 5, 10, 11 and 13), all as determined by the Committee in its sole discretion.

      (d)  Final Awards.

(1) As soon as practicable following the completion of the Performance Period relating to any Performance Stock Right, but not later than 12 months following such completion, the Committee shall determine the extent to which the Participant achieved the Performance Goals and the number of shares of Stock to be awarded as a Final Award to the Participant who holds such Right. Each Final Award shall represent only full shares of Stock, and any fractional share that would otherwise result from such Final Award calculation shall be disregarded. In making such determination, the Committee shall apply the applicable Performance Formula for the Participant for the Performance Period against the accomplishment of the related Performance Goals. The Committee may, in its sole discretion, reduce the amount of any Final Award that otherwise would be awarded to any Participant for any Performance Period. In addition, the Committee may, in its sole discretion, increase the amount of any Final Award that otherwise would be awarded to any Participant who is not a Covered Executive. Any such determination shall take into account (A) the extent to which the Performance Goals provided in such Right was, in the Committee’s sole opinion, achieved, (B) the individual performance of such Participant during the related Performance Period and (C) such other factors as the Committee may deem relevant, including, without limitation, any change in circumstances or unforeseen events, relating to the Company, the economy or otherwise, since the date of grant of such Right. The Committee shall notify such Participant of such Participant’s Final Award as soon as practicable following such determination.

(2) Following the determination of each Final Award, the Company shall issue or cause to be issued certificates for the number of shares of Stock representing such Final Award, registered in the name of the Participant who received such Final Award. Such Participant shall thereupon become the holder of record of the number of shares of Stock evidenced by such certificates, entitled to dividends, voting rights and other rights of a holder thereof, subject to the terms and provisions of the Plan, including, without limitation, the provisions of this subsection (d) and Sections 10, 11 and 13. The Committee may require that such certificates bear such restrictive legend as the Committee may specify and be held by the Company in escrow or otherwise pursuant to any form of agreement or instrument that the Committee may specify. If the Committee has determined that deferred dividend equivalents shall be payable to a Participant with respect to any Performance Stock Right pursuant to subsection (c) of this Section 5, then concurrently with the issuance of such certificates, the

Company shall deliver to such Participant a cash payment or additional shares of Stock in settlement of such dividend equivalents. Notwithstanding the foregoing, the Committee, in its sole discretion, may permit a Participant to defer receipt of a Final Award and to instead receive stock units under the Visteon Corporation Deferred Compensation Plan that represent hypothetical shares of Stock of the Company, or such other deemed investment made available by the Committee for this purpose. Any such election, if permitted by the Committee, must be made at such time and in such form as prescribed by the Committee, and is subject to such other terms and conditions as the Committee, in its sole discretion, may prescribe.

(3) Notwithstanding the provisions of this subsection (d) or any other provision of the Plan, the Committee may specify that a Participant’s Final Award shall not be represented by certificates for shares of Stock but shall be represented by rights approximately equivalent (as determined by the Committee) to the rights that such Participant would have received if certificates for shares of Stock had been issued in the name of such Participant in accordance with subsection (d) (such rights being called “Stock Equivalents”). Subject to the provisions of Section 13 and the other terms and provisions of the Plan, if the Committee shall so determine, each Participant who holds Stock Equivalents shall be entitled to receive the same amount of cash that such Participant would have received as dividends if certificates for shares of Stock had been issued in the name of such Participant pursuant to subsection (d) covering the number of shares equal to the number of shares to which such Stock Equivalents relate. Notwithstanding any other provision of the Plan to the contrary, the Stock Equivalents representing any Final Award may, at the option of the Committee, be converted into an equivalent number of shares of Stock or, upon the expiration of any restriction period imposed on such Stock Equivalents, into cash, under such circumstances and in such manner as the Committee may determine.

Section 6.  PERFORMANCE-BASED RESTRICTED STOCK

      (a)  Grant of Performance Stock Rights. The Committee, at any time and from time to time while the Plan is in effect, may grant, or authorize the granting of, Restricted Stock to such officers of the Company and any Subsidiary, and other salaried Employees, whether or not members of the Board, as it may select and for such numbers of shares as it shall designate, subject to the provisions of this Section 6 and Section 4.

      (b)  Terms and Provisions of Performance Stock Rights. Prior to the grant of any Restricted Stock, the Committee shall determine the terms and provisions of such grant, including, without limitation (1) the number of shares of Restricted Stock to be issued; (2) one or more Performance Goals to be used to measure performance with respect to such Restricted Stock; (3) the Performance Period; (4) the period of time, if any, during which the disposition of the Restricted Stock is restricted as provided in subsection (a) of Section 11, provided, however, that the Committee may establish restrictions applicable to Restricted Stock at the time of or at any time prior to the granting of the related Final Award rather than at the time of granting such Right; and (5) the effect of the Participant’s termination of employment, death or disability. Within 90 days of commencement of a Performance Period, the Committee may establish a minimum threshold objective for any Performance Goal for such Performance Period which, if not met, would result in no Final Award being made to any Participant with respect to such Performance Goal for such Performance Period. During and after the Performance Period, but prior to the Committee’s final determination of the Participant’s Final Award as provided in subsection (d), the Committee may adjust the Performance Goals and otherwise modify the terms and provisions of the Restricted Stock grant to a Participant who is not a Covered Executive, subject to the terms and conditions of the Plan. Each grant of Restricted Stock shall be evidenced by an award agreement in such form as the Committee may determine.

      (c)  Dividends. During any period that Restricted Stock has been issued to the Participant and remains outstanding, the Participant shall be entitled to receive all dividends and other distributions paid with respect to the Restricted Stock. If any such dividends or distributions are paid in Stock and such distribution occurs when the restrictions applicable to such shares are still in effect, such shares shall be subject to the same restrictions as the Restricted Stock with respect to which they were paid.

      (d)  Final Awards. As soon as practicable following the completion of the Performance Period relating to any Restricted Stock award, but not later than 12 months following such completion, the Committee shall determine the extent to which the Participant achieved the Performance Goals and the number of shares of Restricted Stock to be retained as a Final Award to the Participant who holds such Right, and the number of shares of Restricted Stock to be forfeited by such Participant. Each Final Award shall represent only full shares of Stock, and any fractional share that would otherwise result from such Final Award calculation shall be forfeited. In making such determination, the Committee shall apply the applicable Performance Goals that the Committee had established. The Committee may, in its sole discretion, increase the amount of any Final Award that otherwise would be awarded to any Participant who is not a Covered Executive by determining that the Participant should be allowed to retain some or all of the Restricted Stock that would otherwise be forfeited notwithstanding the fact that the Performance Goals were not satisfied in full. Any such determination shall take into account (A) the extent to which the Performance Goals that relate to such Restricted Stock were, in the Committee’s sole opinion, achieved, (B) the individual performance of such Participant during the related Performance Period and (C) such other factors as the Committee may deem relevant, including, without limitation, any change in circumstances or unforeseen events, relating to the Company, the economy or otherwise, since the date of grant of such Restricted Stock. The Committee shall notify such Participant of such Participant’s Final Award as soon as practicable following such determination.

      (e)  Election of Deferred Stock Units. The Committee, in its sole discretion, may permit a Participant to defer or otherwise exchange receipt of an award of Restricted Stock and to instead receive stock units under the Visteon Corporation Deferred Compensation Plan that represent hypothetical shares of Stock of the Company, or such other deemed investment made available by the Committee for this purpose. Any such election, if permitted by the Committee, must be made at such time and in such form as prescribed by the Committee. If the Committee so permits and a Participant makes an appropriate election, the Participant’s right to receive a benefit from the Visteon Corporation Deferred Compensation Plan based on such stock units is contingent upon attainment of the applicable Performance Goals and such other terms and conditions as the Committee, in its sole discretion, may prescribe.

Section 7.  OPTIONS AND STOCK APPRECIATION RIGHTS

      (a)  Grant of Options.

(1) The Committee, at any time and from time to time while the Plan is in effect, may authorize the granting of Options to such officers of the Company and any Subsidiary, and other salaried Employees, whether or not members of the Board, as it may select, and for such numbers of shares as it shall designate, subject to the provisions of this Section 7 and Section 4. Each Option granted pursuant to the Plan shall be designated at the time of grant as either an ISO or an NQO.

(2) The date on which an Option shall be granted shall be the date of authorization of such grant or such later date as may be determined by the Committee at the time such grant is authorized. Any individual may hold more than one Option.

      (b)  Price. In the case of each Option granted under the Plan the option price shall be the Fair Market Value of Stock on the date of grant of such Option; provided, however, that the Committee may in its discretion fix an option price in excess of the Fair Market Value of Stock on such date.

      (c)  Grant of Stock Appreciation Rights.

(1) The Committee, at any time and from time to time while the Plan is in effect, may authorize the granting of Stock Appreciation Rights to such officers of the Company and any Subsidiary, and other salaried Employees, whether or not members of the Board, as it may select, and for such numbers of shares as it shall designate, subject to the provisions of this Section 7 and Section 4. Each Stock Appreciation Right may relate to all or a portion of a specific Option granted under the Plan and may be granted concurrently with the Option to which it relates or at any time prior to the exercise, termination or expiration of such Option (a “Tandem SAR”), or may be granted independently of any Option, as determined by the Committee. If the Stock Appreciation Right is granted independently of an Option, the grant price of such right shall be the Fair Market Value of Stock on the date of grant; provided, however, that the Committee may, in its discretion, fix a grant price in excess of the Fair Market Value of Stock on such grant date.

(2) Upon exercise of a Stock Appreciation Right, the Participant shall be entitled to receive, without payment to the Company, either (A) that number of shares of Stock determined by dividing (i) the total number of shares of Stock subject to the Stock Appreciation Right being exercised by the Participant, multiplied by the amount by which the Fair Market Value of a share of Stock on the day the right is exercised exceeds the grant price (such amount being hereinafter referred to as the “Spread”), by (ii) the Fair Market Value of a share of Stock on the exercise date; or (B) cash in an amount determined by multiplying (i) the total number of shares of Stock subject to the Stock Appreciation Right being exercised by the Participant, by (ii) the amount of the Spread; or (C) a combination of shares of Stock and cash, in amounts determined as set forth in clauses (A) and (B) above, as determined by the Committee in its sole discretion; provided, however, that, in the case of a Tandem SAR, the total number of shares which may be received upon exercise of a Stock Appreciation Right for Stock shall not exceed the total number of shares subject to the related Option or portion thereof, and the total amount of cash which may be received upon exercise of a Stock Appreciation Right for cash shall not exceed the Fair Market Value on the date of exercise of the total number of shares subject to the related Option or portion thereof.

      (d)  Terms and Conditions.

(1) Each Option and Stock Appreciation Right granted under the Plan shall be exercisable on such date or dates, during such period, for such number of shares and subject to such further conditions as shall be determined pursuant to the provisions of the award agreement with respect to such Option and Stock Appreciation Right; provided, however, that a Tandem SAR shall not be exercisable prior to or later than the time the related Option could be exercised; and provided, further, that in any event no Option or Stock Appreciation Right shall be exercised beyond ten years from the date of grant.

(2) The Committee may impose such conditions as it may deem appropriate upon the exercise of an Option or a Stock Appreciation Right, including, without limitation, a condition that the Stock Appreciation Right may be exercised only in accordance with rules and regulations adopted by the Committee from time to time.

(3) With respect to Options issued with Tandem SARs, the right of a Participant to exercise the Tandem SAR shall be cancelled if and to the extent the related Option is exercised, and the right of a Participant to exercise an Option shall be cancelled if and to the extent that shares covered by such Option are used to calculate shares or cash received upon exercise of the Tandem SAR.

(4) If any fractional share of Stock would otherwise be payable to a Participant upon the exercise of an Option or Stock Appreciation Right, the Participant shall be paid a cash amount equal to the same fraction of the Fair Market Value of the Stock on the date of exercise.

      (e)  Award Agreement. Each Option and Stock Appreciation Right shall be evidenced by an award agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve.

      (f)  Payment for Option Shares.

(1) Payment for shares of Stock purchased upon exercise of an Option granted hereunder shall be made, either in full or, if the Committee shall so determine and at the election of the Participant, in installments, in such manner as is provided in the applicable award agreement.

(2) Unless the Committee shall provide otherwise in any award agreement, any payment for shares of Stock purchased upon exercise of an Option granted hereunder may be made in cash, by delivery of shares of Stock beneficially owned by the Participant, or by a combination of cash and Stock, at the election of the Participant or through a cashless exercise executed through a broker; provided, however, that any shares of Stock so delivered shall have been beneficially owned by the Participant for a period of not less than six months prior to the date of exercise. Any such shares of Stock so delivered shall be valued at their Fair Market Value on the date of such exercise. The Committee shall determine whether and if so the extent to which actual delivery of share certificates to the Company shall be required.

Section 8.  STOCK AND OTHER STOCK-BASED AWARDS;

      (a)  Grants of Other Stock-Based Awards. The Committee, at any time and from time to time while the Plan is in effect, may grant Other Stock-Based Awards to such officers of the Company and its Subsidiaries, and other salaried Employees, whether or not members of the Board, as it may select. Such Plan Awards pursuant to which Stock is or may in the future be acquired, or Plan Awards valued or determined in whole or part by reference to, or otherwise based on, Stock, may include, but are not limited to, awards of restricted Stock (in addition to or in lieu of Restricted Stock under Section 6) or Plan Awards denominated in the form of “stock units”, grants of so-called “phantom stock” and options containing terms or provisions differing in whole or in part from Options granted pursuant to Section 7. Other Stock-Based Awards may be granted either alone, in addition to, in tandem with or as an alternative to any other kind of Plan Award, grant or benefit granted under the Plan or under any other employee plan of the Company, including a plan of any acquired entity.

      (b)  Terms and Conditions. Subject to the provisions of the Plan, the Committee shall have the authority to determine the time or times at which Other Stock-Based Awards shall be made, the number of shares of Stock or stock units and the like to be granted or covered pursuant to such Plan Awards (subject to the provisions of Section 4) and all other terms and conditions of such Plan Awards, including, but not limited to, whether such Plan Awards shall be payable or paid in cash, Stock or otherwise.

      (c)  Consideration for Other Stock-Based Awards. In the discretion of the Committee, any Other Stock-Based Award may be granted as a Stock bonus for no consideration other than services rendered.

Section 9.	CASH AWARDS TO EMPLOYEES OF FOREIGN SUBSIDIARIES OR BRANCHES OR JOINT VENTURES

      In order to facilitate the granting of Plan Awards to Participants who are foreign nationals or who are employed outside of the United States of America, the Committee may provide for such special terms and conditions, including without limitation substitutes for Plan Awards, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Such substitutes for Plan Awards may include a requirement that the Participant receive cash, in such amount as the Committee may determine in its sole discretion, in lieu of any Plan Award or share of Stock that would otherwise have been granted to or delivered to such Participant under the Plan. The Committee may approve any supplements to, or amendments, restatements or alternative versions of the Plan as it may consider necessary or appropriate for purposes of this Section 8 without thereby affecting the terms of the Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such documents as having been approved and adopted pursuant to properly delegated authority; provided, however, that no such supplements, amendments, restatements or alternative versions shall include any provision that is inconsistent with the terms of the Plan as then in effect. Participants subject to the laws of a foreign jurisdiction may request copies of, or the right to view, any materials that are required to be provided by the Company pursuant to the laws of such jurisdiction.

Section 10.  PAYMENT OF PLAN AWARDS AND CONDITIONS THEREON

      (a)  Effect of Competitive Activity. Anything contained in the Plan to the contrary notwithstanding, if the employment of any Participant shall terminate, for any reason other than death, while any Plan Award granted to such Participant is outstanding hereunder, and such Participant has not yet received the Stock or cash covered by such Plan Award or otherwise received the full benefit of such Plan Award, such Participant, if otherwise entitled thereto, shall receive such Stock, cash or benefit only if, during the entire period from the date of such Participant’s termination to the date of such receipt, such Participant shall have (1) made himself or herself available, upon request, at reasonable times and upon a reasonable basis, to consult with, supply information to and otherwise cooperate with the Company or any Subsidiary with respect to any matter that shall have been handled by him or her or under his or her supervision while he or she was in the employ of the Company or of any Subsidiary, and (2) refrained from engaging in any activity that is directly or indirectly in competition with any activity of the Company or any Subsidiary.

      (b)  Nonfulfillment of Competitive Activity Conditions: Waivers Under the Plan. In the event of a Participant’s nonfulfillment of any condition set forth in subsection (a) of this Section 10, such Participant’s rights under any Plan Award shall be forfeited and cancelled forthwith; provided, however, that the nonfulfillment of such condition may at any time (whether before, at the time of or subsequent to termination of employment) be waived in the following manner:

(1) with respect to any such Participant who at any time shall have been a Section 16 Person, such waiver may be granted by the Committee upon its determination that in its sole judgment there shall not have been and will not be any substantial adverse effect upon the Company or any Subsidiary by reason of the nonfulfillment of such condition; and

(2) with respect to any other such Participant, such waiver may be granted by the Committee (or any delegate thereof) upon its determination that in its sole judgment there shall not have been and will not be any such substantial adverse effect.

      (c)  Effect of Inimical Conduct. Anything contained in the Plan to the contrary notwithstanding, all rights of a Participant under any Plan Award shall cease on and as of the date on which it has been determined by the Committee that such Participant at any time (whether before or subsequent to termination of such Participant’s employment) acted in a manner inimical to the best interests of the Company or any Subsidiary.

      (d)  Tax and Other Withholding. Prior to any distribution of cash, Stock or Other Stock-Based Awards (including payments under Section 5(c)) to any Participant, appropriate arrangements (consistent with the Plan and any rules adopted hereunder) shall be made for the payment of any taxes and other amounts required to be withheld by federal, state or local law.

      (e)  Substitution. The Committee, in its sole discretion, may substitute a Plan Award (except ISOs) for another Plan Award or Plan Awards of the same or different type.

Section 11.	NON-TRANSFERABILITY OF PLAN AWARDS; RESTRICTIONS ON DISPOSITION AND EXERCISE OF PLAN AWARDS

      (a)  Restrictions on Transfer of Rights or Final Awards. No Performance Cash Right, Performance Stock Right or, until the expiration of any restriction period imposed by the Committee, no shares of Stock acquired under the Plan, shall be transferred, pledged, assigned or otherwise disposed of by a Participant, except as permitted by the Plan, without the consent of the Committee, otherwise than by will or the laws of descent and distribution; provided, however, that the Committee may permit, on such terms as it may deem appropriate, use of Stock included in any Final Award as partial or full payment upon exercise of an Option under the Plan or a stock option under any other stock option plan of the Company prior to the expiration of any restriction period relating to such Final Award.

      (b)  Restrictions on Transfer of Options or Stock Appreciation Rights. Unless the Committee determines otherwise, no Option or Stock Appreciation Right shall be transferable by a Participant otherwise than by will or the laws of descent and distribution, and during the lifetime of a Participant the Option or Stock Appreciation Right shall be exercisable only by such Participant or such Participant’s guardian or legal representative.

      (c)  Restrictions on Transfer of Certain Other Stock-Based Awards. Unless the Committee determines otherwise, no Other Stock-Based Award shall be transferable by a Participant otherwise than by will or the laws of descent and distribution, and during the lifetime of a Participant any such Other Stock-Based Award shall be exercisable only by such Participant or such Participant’s guardian or legal representative.

      (d)  Attachment and Levy. No Plan Award shall be subject, in whole or in part, to attachment, execution or levy of any kind, and any purported transfer in violation hereof shall be null and void. Without limiting the generality of the foregoing, no domestic relations order purporting to authorize a transfer of a Plan Award, or to grant to any person other than the Participant the authority to exercise or otherwise act with respect to a Plan Award, shall be recognized as valid.

Section 12.  DESIGNATION OF BENEFICIARIES

      Anything contained in the Plan to the contrary notwithstanding, a Participant may file with the Company a written designation of a beneficiary or beneficiaries under the Plan, subject to such limitations as to the classes and number of beneficiaries and contingent beneficiaries and such other limitations as the Committee from time to time may prescribe. A Participant may from time to time revoke or change any such designation of beneficiary. If a Participant designates his spouse as a Beneficiary, such designation automatically shall become null and void on the date of the Participant’s divorce or legal separation from such spouse. Any designation of a beneficiary under the Plan shall be controlling over any other disposition, testamentary or otherwise; provided, however, that if the Committee shall be in doubt as to the entitlement of any such beneficiary to receive any Right, Final Award, Restricted Stock, Option, Stock Appreciation Right, or Other Stock-Based Award, or if applicable law requires the Company to do so, the Committee may recognize only the legal representative of such Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone. In the event of the death of any Participant, the term “Participant” as used in the Plan shall thereafter be deemed to refer to the beneficiary designated pursuant to this Section 12 or, if no such designation is in effect, the executor or administrator of the estate of such Participant, unless the context otherwise requires.

Section 13.	MERGER, CONSOLIDATION, STOCK DIVIDENDS, ETC.

      (a)  Adjustments. In the event of any merger, consolidation, reorganization, stock split, stock dividend or other event affecting Stock, an appropriate adjustment shall be made in the total number of shares available for Plan Awards and in all other provisions of the Plan that include a reference to a number of shares, and in the numbers of shares covered by, and other terms and provisions (including but not limited to the grant or exercise price of any Plan Award) of outstanding Plan Awards.

      (b)  Committee Determinations. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to a Plan Award.

Section 14.	ACCELERATION OF PAYMENT OR MODIFICATION OF PLAN AWARDS

      (a)  Acceleration and Modification. The Committee, in the event of the death of a Participant or in any other circumstance, may accelerate distribution of any Plan Award in its entirety or in a reduced amount, in cash or in Stock, or modify any Plan Award, in each case on such basis and in such manner as the Committee may determine in its sole discretion.

      (b)  Change in Control. Notwithstanding any other provision of the Plan, unless the Committee determines otherwise at the time of grant, upon the occurrence of a Change in Control, (1) any Plan Awards outstanding as of the date of such Change in Control that relate to Performance Periods that have been completed as of the date of the Change in Control, but that have not yet been paid, shall be paid in accordance with the terms of such Plan Awards, (2) any Plan Awards outstanding as of the date of such Change in Control that relate to Performance Periods that have not been completed as of the date of the Change in Control, and that are not then vested, shall become fully vested if vesting is based solely upon the length of the employment relationship as opposed to the satisfaction of one or more Performance Goals, and (3) any other Plan Awards outstanding as of the date of such Change in Control that relate to Performance Periods that have not been completed as of the date of the Change in Control, and that are not then vested, shall be treated as vested and earned pro rata, as if the Performance Goals for the Target Award associated with a Performance Cash Right or a Performance Stock Right or the Performance Goals with respect to Restricted Stock are attained as of the effective date of the Change in Control, by taking the product of (A) the Target Award (in the case of a Performance Cash Right or a Performance Stock Right) or the number of shares of Restricted Stock granted to the Participant, and (B) a fraction, the numerator of which is the number of full or partial months that have elapsed from the beginning of the Performance Period to the date of the Change in Control and the denominator of which is the total number of months in the original Performance Period. Any such Plan Award shall be immediately vested and payable to the Participant to the extent of the foregoing formula, and shall be free of all restrictions and conditions that would otherwise apply to such Plan Award. The foregoing provisions are subject to the terms of any employment contract governing the employment of a Participant to the extent that such contract provides greater rights to the Participant in the event of a Change in Control.

Section 15.	RIGHTS AS A STOCKHOLDER

      Except with respect to shares of Restricted Stock, a Participant shall not have any rights as a stockholder with respect to any share covered by any Plan Award until such Participant shall have become the holder of record of such share.

Section 16.	TERM, AMENDMENT, MODIFICATION AND TERMINATION OF THE PLAN AND AGREEMENTS

      (a)  Term. Unless terminated earlier pursuant to subsection (b), the Plan shall terminate on June 27, 2010.

      (b)  Amendment, Modification and Termination of Plan. The Board may, from time to time, amend or modify the Plan or any outstanding Plan Award, including without limitation, to authorize the Committee to make Plan Awards payable in other securities or other forms of property of a kind to be determined by the Committee, and such other amendments as may be necessary or desirable to implement such Plan Awards, or may terminate the Plan or any provision thereof; provided, however, that no such action of the Board, without approval of the stockholders, may (1) increase the total number of shares of Stock with respect to which Plan Awards may be granted under the Plan or the individual limits specified in Section 4(a), (2) increase the total amount that may be paid to an individual with respect to a Performance Cash Award, as specified in Section 3(b), (3) extend the term of the Plan as set forth in paragraph (a) of this Section 16, (4) permit any person while a member of the Committee or any other committee of the Board administering the Plan to be eligible to receive or hold a Plan Award, or (5) permit the Company to decrease the grant price of any outstanding Option or Stock Appreciation Right.

      (c)  Limitation and Survival. No amendment to or termination of the Plan or any provision hereof, and no amendment or cancellation of any outstanding Plan Award, by the Board or the stockholders of the Company, shall, without the written consent of the affected Participant, adversely affect any outstanding Plan Award. The Committee’s authority to act with respect to any outstanding Plan Award shall survive termination of the Plan.

      (d)  Amendments for Changes in Law. Notwithstanding the foregoing provisions, the Board shall have the authority to amend outstanding Plan Awards and the Plan to take into account changes in law and tax and accounting rules as well as other developments, and to grant Plan Awards that qualify for beneficial treatment under such rules, without stockholder approval.

Section 17. INDEMNIFICATION AND EXCULPATION

      (a)  Indemnification. Each person who is or shall have been a member of the Board, the Committee, or of any other committee of the Board administering the Plan or of any committee appointed by the foregoing committees, shall be indemnified and held harmless by the Company against and from any and all loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be or become a party or in which such person may be or become involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof (with the Company’s written approval) or paid by such person in satisfaction of a judgment in any such action, suit or proceeding, except a judgment in favor of the Company based upon a finding of such person’s lack of good faith; subject, however, to the condition that, upon the institution of any claim, action, suit or proceeding against such person, such person shall in writing give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person’s behalf. The foregoing right of indemnification shall not be exclusive of any other right to which such person may be entitled as a matter of law or otherwise, or any power that the Company may have to indemnify or hold such person harmless.

      (b)  Exculpation. Each member of the Board, the Committee, or of any other committee of the Board administering the Plan or any committee appointed by the foregoing committees, and each officer and employee of the Company, shall be fully justified in relying or acting in good faith upon any information furnished in connection with the administration of the Plan by any appropriate person or persons other than such person. In no event shall any person who is or shall have been a member of the Board, the Committee, or of any other committee of the Board administering the Plan or of any committee appointed by the foregoing committees, or an officer or employee of the Company, be held liable for any determination made or other action taken or any omission to act in reliance upon any such information, or for any action (including the furnishing of information) taken or any failure to act, if in good faith.

Section 18.  EXPENSES OF PLAN

      The entire expense of offering and administering the Plan shall be borne by the Company and its participating Subsidiaries; provided, that the costs and expenses associated with the redemption or exercise of any Plan Award, including but not limited to commissions charged by any agent of the Company, may be charged to the Participants.

Section 19.  FINALITY OF DETERMINATIONS

      Each determination, interpretation, or other action made or taken pursuant to the provisions of the Plan by the Board, the Committee or any committee of the Board administering the Plan or any committee appointed by the foregoing committees, shall be final and shall be binding and conclusive for all purposes and upon all persons, including, but without limitation thereto, the Company, the stockholders, the Committee and each of the members thereof, and the directors, officers, and employees of the Company and its Subsidiaries, the Participants, and their respective successors in interest.

Section 20.  NO RIGHTS TO CONTINUED EMPLOYMENT OR TO PLAN AWARD

      (a)  No Right to Employment. Nothing contained in this Plan, or in any booklet or document describing or referring to the Plan, shall be deemed to confer on any Participant the right to continue as an Employee or director of the Company or Subsidiary, whether for the duration of any Performance Period, the duration of any vesting period under a Plan Award, or otherwise, or affect the right of the Company or Subsidiary to terminate the employment of any Participant for any reason.

      (b)  No Right to Award. No Employee or other person shall have any claim or right to be granted a Plan Award under the Plan. Having received an Award under the Plan shall not give a Participant or any other person any right to receive any other Plan Award under the Plan. A Participant shall have no rights in any Plan Award, except as set forth herein and in the applicable award grant.

Section 21.  GOVERNING LAW AND CONSTRUCTION

      The Plan and all actions taken hereunder shall be governed by, and the Plan shall be construed in accordance with, the laws of the State of Delaware without regard to the principle of conflict of laws. Titles and headings to Sections are for purposes of reference only, and shall in no way limit, define or otherwise affect the meaning or interpretation of the Plan.

Section 22.  SECURITIES AND STOCK EXCHANGE REQUIREMENTS

      (a)  Restrictions on Resale. Notwithstanding any other provision of the Plan, no person who acquires Stock pursuant to the Plan may, during any period of time that such person is an affiliate of the Company (within the meaning of the rules and regulations of the Securities Exchange Commission) sell or otherwise transfer such Stock, unless such offer and sale or transfer is made (1) pursuant to an effective registration statement under the Securities Act of 1933 (“1933 Act”), which is current and includes the Stock to be sold, or (2) pursuant to an appropriate exemption from the registration requirements of the 1933 Act, such as that set forth in Rule 144 promulgated pursuant thereto.

      (b)  Registration, Listing and Qualification of Shares of Common Stock. Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Stock covered by a Plan Award upon any securities exchange or under any foreign, federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Plan Award or the purchase or receipt of Stock in connection therewith, no Stock may be purchased, delivered or received pursuant to such Plan Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any person receiving or purchasing Stock pursuant to a Plan Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Stock under the Plan prior to the Committee’s determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state or foreign law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation, or requirement.

APPENDIX F — RESTRICTED STOCK PLAN FOR NON-EMPLOYEE DIRECTORS

VISTEON CORPORATION

RESTRICTED STOCK PLAN

FOR NON-EMPLOYEE DIRECTORS

Section 1. PURPOSE AND EFFECTIVE DATE

      The Visteon Corporation Restricted Stock Plan for Non-Employee Directors has been established to align the interests of the non-employee members of the Board of Directors of Visteon Corporation (the “Company”) with those of the Company’s stockholders by providing equity incentives that will motivate the non-employee members of the Board of Directors to achieve long-range goals, thereby promoting the long-term financial interest of Visteon Corporation, including the growth in value of the Company’s equity and enhancement of long-term stockholder return. The Plan is effective as of September 14, 2000.

Section 2. DEFINITIONS

      (a)  “Act” means the Securities Act of 1933, as amended.

      (b)  “Administrative Committee” means the non-participating members of the Board.

      (c)  “Affiliate” or “Affiliates” means affiliate as defined in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

      (d)  “Annual Meeting Date” means the date each year on which occurs the annual meeting of the Company’s stockholders.

      (e)  “Beneficial Owner” means beneficial owner as defined in Rule 13d-3 under the Exchange Act.

      (f)  “Board” means the Board of Directors of the Company.

      (g)  “Change in Control” means the occurrence of any one of the following events:

i. any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 40% or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of paragraph (iii) below;

ii. within any twelve (12) month period, the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the effective date of this Plan, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended;

iii. there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (A) a merger or consolidation which results in the directors of the Company immediately prior to such merger or consolidation continuing to constitute at least a majority of the board of directors of the Company, the surviving entity or any parent thereof or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing 40% or more of the combined voting power of the Company’s then outstanding securities;

iv. the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of more than 50% of the Company’s assets, other than a sale or disposition by the Company of more than 50% of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale; or

v. any other event that the Administrative Committee, in its sole discretion, determines to be a Change in Control for purposes of this Plan.

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

(h)	“Company” means Visteon Corporation, or any successor thereto.

(i)	“Date of Grant” means the date a Plan Award is granted to a Participant.

(j)	“Deferred Compensation Plan” means the Visteon Corporation Deferred Compensation Plan for Non-Employee Directors, as amended and in effect from time to time.

(k)	“Disability” means unable to engage in any substantially gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

      (l)  “Exchange Act” means the Securities Exchange Act of 1934, as amended.

      (m)  “Participant” means each member of the Board who is not a common-law employee of the Company or an Affiliate.

      (n)  “Person” means person as defined in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include: (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Company stock.

      (o)  “Plan” means this Visteon Corporation Restricted Stock Plan for Non-Employee Directors, as amended and in effect from time to time.

      (p)  “Plan Awards” means awards of Restricted Shares and Visteon Stock Units.

      (q)  “Restricted Shares” means Shares issued to a Participant but that are subject to the restrictions set forth in Section 6 of the Plan.

      (r)  “Shares” means shares of the Company’s common stock, par value $1.00 per share.

      (s)  “Visteon Stock Units” means hypothetical shares of the Company’s common stock, par value $1.00 per share, that are credited to a Participant’s account under the Deferred Compensation Plan.

Section 3.  ADMINISTRATION BY THE ADMINISTRATIVE COMMITTEE

      While the Plan is intended to be generally self-administering, the Administrative Committee shall have the full power and discretionary authority to: (a) interpret and administer the Plan and any instrument or award agreement relating to or made under the Plan; (b) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (c) make any other determination, and take any other action, that the

Administrative Committee deems necessary or desirable for the administration of the Plan. The decisions and determinations of the Administrative Committee need not be uniform and may be made differently among Participants, and shall be final, binding and conclusive on all interested parties.

Section 4.  PLAN AWARDS

      Subject to the restrictions set forth in Section 6 below, Participants shall automatically receive the following grants:

      (a)  On the date this Plan is approved by the Board, each Participant shall receive a grant of 3,000 Restricted Shares, which grant shall be effected within 30 days of the date of Board approval.

      (b)  On the date of each annual meeting of the Company’s stockholders, each Participant, including a newly-elected non-employee member of the Board whose election to the Board coincides with the Annual Meeting Date, shall receive either a grant of 3,000 Restricted Shares or a credit of 3,000 Visteon Stock Units, as elected by the Participant in accordance with Section 5.

      The Board may make additional Plan Awards, in such amount as the Board may determine, to a newly-appointed Participant whose appointment to the Board does not coincide with the Annual Meeting Date; provided that any such Plan Award shall be made by the Board without the participation of the affected Board member.

      Each Plan Award shall be evidenced by a written award agreement between the Company and Participant, in such form as is determined by the Administrative Committee.

Section 5.  PARTICIPANT ELECTIONS

      (a)  A Participant may elect, in such form and manner as the Administrative Committee may prescribe, whether to receive grants pursuant to Subsection (b) of Section 4 in the form of Restricted Shares or in the form of Visteon Stock Units; provided, that if the Participant fails to make an effective election, or if at any Date of Grant the Participant does not have a valid election in effect, grants under Subsection (b) of Section 4 shall be made in the form of Restricted Shares.

      (b)  A validly executed election shall become effective with respect to grants made on Annual Meeting Dates that occur after the date on which the Participant’s election is received and accepted by the Administrative Committee, or as soon thereafter as practicable. A Participant’s election, once effective, shall remain in effect until modified by the Participant in accordance with subsection (c) below.

      (c)  A Participant may modify his or her then current election by filing a revised election form, properly completed and signed, with the Administrative Committee. A validly executed revised election will be effective with respect to grants made on Annual Meeting Dates that occur after the date on which the Participant’s revised election is received and accepted by the Administrative Committee, or as soon thereafter as practicable. A Participant’s revised election, once effective, shall remain in effect until again modified by the Participant under this subsection (c).

      (d)  A Participant who has elected to receive Visteon Stock Units and who is otherwise eligible for a Plan Award shall receive the requisite number of Visteon Stock Units as a credit to the Participant’s account under the Deferred Compensation Plan. Although credited under the Deferred Compensation Plan, the Participant’s right to receive a Deferred Compensation Plan benefit based on such Visteon Stock Units shall be subject to the vesting provisions set forth in subsections (b) and (c) of Section 6 below. In all other respects, the Participant’s interest with respect to the Visteon Stock Units shall be governed by the terms and conditions of the Deferred Compensation Plan.

Section 6.  RESTRICTIONS

      (a)  Restricted Shares may not be transferred or otherwise alienated or hypothecated prior to the date on which the Participant becomes vested in such Restricted Shares. Subject to Section 7, the Participant may transfer or otherwise alienate or hypothecate Restricted Shares in which the Participant is vested.

      (b)  A Participant shall obtain a vested interest with respect to the Plan Award granted pursuant to subsection (a) of section 4 if the Participant remains in continuous service as a member of the Board from the Date of Grant of such Plan Award to the third anniversary of the Date of Grant of such Plan Award. A Participant shall obtain a vested interest with respect to any other Plan Award, based upon the period of continuous service from the Date of Grant of such Plan Award to the date on which the Participant terminates service as a member of the Board (“Period of Service”), as determined in accordance with the following schedule:

Vested
Percentage
Period of Service	of Plan Award

Less Than 1 Year	0

At Least 1 But Less Than 2 Years	33 1/3

At Least 2 But Less Than 3 Years	66 2/3

At Least 3 Years	100

If the foregoing vesting schedule results in the Participant being vested in a number of Restricted Shares that is not an integer, the Participant’s vested interest shall be rounded up to the next whole number. Any Restricted Shares that are not vested on the date on which the Participant terminates service as a member of the Board shall be forfeited.

      (c)  A Participant, even if not fully vested in accordance with subsection (b) above, shall be fully vested with respect to a Plan Award in the event of a Change in Control or if the Participant’s Period of Service is terminated as a result of the Participant’s death or Disability.

Section 7.  CERTIFICATE LEGEND; TRANSFER AFTER LAPSE OF RESTRICTIONS

      (a)  In addition to any legends placed on certificates for Shares under Subsection (b) hereof, each certificate for Restricted Shares shall bear the following legend:

           “The sale or other transfer of the shares of stock represented by this certificate, whether voluntarily or by operation of law, is subject to certain restrictions set forth in the Visteon Corporation Restricted Stock Plan for Non-Employee Directors and an Award Agreement between Visteon Corporation and the registered owner hereof. A copy of such Plan and Agreement may be obtained from the Secretary of Visteon Corporation.”

      (b)  Except as otherwise provided herein, after the lapse of the restrictions described in Section 6, the Restricted Shares shall thereafter be freely transferable by the Participant and new certificates for the Shares without the legend described in Subsection (a) above shall be issued to the Participant upon his or her request. Notwithstanding the foregoing, the Participant agrees and acknowledges with respect to the Shares that: (i) the Participant will not sell or otherwise dispose of such Shares except pursuant to an effective registration statement under the Act and any applicable state securities laws, which the Company may but shall not be required to file, or in a transaction which, in the opinion of counsel for the Company, is exempt from such registration, and (ii) a legend may be placed on the certificates for the Shares to such effect.

      (c)  Notwithstanding anything herein to the contrary, in the event of any underwritten public offering of the Company’s securities pursuant to an effective registration statement filed under the Act and upon the request of the Company or the underwriters managing any underwritten offering of the Company’s securities, the Participant shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares (other than those included in the registration) acquired under this Plan without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters.

Section 8.  BENEFICIARY

      Each Participant may designate one or more beneficiaries who shall be entitled to receive the Restricted Shares in the event the Participant dies while a member of the Board. The Participant may from time to time revoke or change the beneficiary without the consent of any prior beneficiary by filing a new designation with the Secretary of the Company. The last such designation received by the Secretary of the Company shall be controlling. If no beneficiary designation is in effect at the time the Participant dies, or if no designated beneficiary survives the Participant, the Participant’s Restricted Shares shall be transferred to the Participant’s estate.

      If the Participant dies after ceasing to be a member of the Board, any non-forfeited Shares held by the Participant shall be transferred to the Participant’s estate.

Section 9.  VOTING RIGHTS; DIVIDENDS AND OTHER DISTRIBUTIONS

      During the restriction period described in Section 6 hereof, the Participant shall be entitled to exercise full voting rights with respect to the Restricted Shares and shall be entitled to receive all dividends and other distributions paid with respect to such Restricted Shares. If any such dividends or distributions are paid in shares of the Company’s common stock, such shares shall be subject to the same restrictions as the Restricted Shares with respect to which they were paid.

Section 10.  ADJUSTMENTS

      In the event that the Administrative Committee shall determine that any dividend or other distribution (whether in the form of cash, stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of stock or other securities of the Company, issuance of warrants or other rights to purchase stock or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Administrative Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Administrative Committee may, in such manner as it may deem equitable, adjust any or all of: (a) the number and type of Shares subject to the Plan and which thereafter may be made the subject of awards under the Plan, and (b) the number and type of Shares subject to outstanding awards.

Section 11.  AMENDMENT AND TERMINATION

      (a)  The Board reserves the right to amend or terminate this Plan, or amend any award agreement, at any time; provided that the authority of the Administrative Committee to administer the Plan and the Board to amend any award agreement shall extend beyond the date of the Plan’s termination.

      (b)  No amendment or termination of the Plan, and no amendment of any award agreement, shall adversely affect the rights of any Participant with respect to any Restricted Shares then outstanding without the written consent of the Participant.

Section 12.  MISCELLANEOUS

      (a)  The granting of awards of Restricted Shares under the Plan and the issuance of Shares in connection therewith shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

      (b)  This Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware, without reference to conflict of law principles thereof.

      (c)  If any provision of the Plan or any award agreement or any award of Restricted Shares is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or award, or would disqualify the Plan, any award agreement or any award under any law deemed applicable by the Administrative Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Administrative Committee, materially altering the intent of the Plan, any award agreement or the award, such provision shall be stricken as to such jurisdiction, person or award, and the remainder of the Plan, any such award agreement and any such award shall remain in full force and effect.

      (d)  The Plan shall be binding upon, and inure to the benefit, the Company and its successors and assigns, and upon any person acquiring, whether by merger, consolidation, purchase of assets or otherwise, all or substantially all of the Company’s assets and business.

APPENDIX G — EMPLOYEES EQUITY INCENTIVE PLAN

VISTEON CORPORATION

EMPLOYEES EQUITY INCENTIVE PLAN

(Effective as of October 11, 2000)

Section 1.  PURPOSE AND DEFINITIONS

      (a)  Purpose. This Plan, known as the “Visteon Corporation Employees Equity Incentive Plan”, is intended to provide incentives to certain employees of and certain non-employees who provide services to Visteon Corporation and its subsidiaries, in order to encourage them to remain in the employ of or to faithfully provide services to the Company and its subsidiaries and to increase their interest in the Company’s success. It is intended that this purpose be effected through awards or grants of stock options and various other rights with respect to shares of the Company’s common stock, as provided herein, to such eligible persons. Notwithstanding the foregoing, an employee who is subject to the reporting requirements of Section 16(b) of the Exchange Act or whom the Board has determined may be subject to the requirements of Section 162(m) of the Code shall not be eligible to receive awards or grants hereunder.

      (b)  Definitions. The following terms shall have the following respective meanings unless the context requires otherwise:

(1) The term “Administrator” shall mean the individual or individuals appointed pursuant to Section 2 to administer the Plan.

(2) The term “Affiliate” or “Affiliates” shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

(3) The term “Beneficial Owner” shall mean beneficial owner as defined in Rule 13d-3 under the Exchange Act.

(4) The term “Board” shall mean the Board of Directors of Visteon Corporation.

(5) The term “Change in Control” shall mean the occurrence of any one of the following events:

(A) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 40% or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (C) below;

(B) within any twelve (12) month period, the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the effective date of this Plan, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds ( 2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended;

(C) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (i) a merger or consolidation which results in the directors of the Company immediately prior to such merger or consolidation continuing to constitute at least a majority of the board of directors of the Company, the surviving entity or any parent thereof or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing 40% or more of the combined voting power of the Company’s then outstanding securities;

(D) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of more than 50% of the Company’s assets, other than a sale or disposition by the Company of more than 50% of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale; or

(E) any other event that the Board, in its sole discretion, determines to be a Change in Control for purposes of this Plan.

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

(6) The term “Code” shall mean the Internal Revenue Code of 1986, or any successor thereto, as the same may be amended and in effect from time to time.

(7) The term “Company” shall mean Visteon Corporation.

(8) The term “Employee” shall mean an employee of the Company or any Subsidiary who is not subject to the reporting requirements of Section 16(b) of the Exchange Act or whom the Board has determined may be subject to the requirements of Section 162(m) of the Code. For purposes of this Plan, The term “Employee” shall also be deemed to include any person who is an employee of any joint venture corporation or partnership, or comparable entity, in which the Company or Subsidiary has a substantial equity interest, provided such person was an Employee of the Company or Subsidiary immediately prior to becoming employed by such entity, and designated non-employees who provide services to the Company or a Subsidiary.

(9) The term “Exchange Act” shall mean the Securities Exchange Act of 1934, or any successor thereto, as the same may be amended and in effect from time to time.

(10) The term “Fair Market Value” shall mean the average of the highest and lowest sale prices at which a share of Stock shall have been sold regular way on the New York Stock Exchange on the date of grant of any Option or Stock Appreciation Right or other relevant valuation date. In the event that any Option or Stock Appreciation Right shall be granted, or other relevant valuation date shall occur, on a date on which there were no such sales of Stock on the New York Stock Exchange, the Fair Market Value of a share of Stock shall be deemed to be the average of the highest and lowest sale prices on the next preceding day on which there were such sales.

(11) The term “Option” or “Options” shall mean the option to purchase Stock in accordance with Section 4 on such terms and conditions as may be prescribed by the Administrator. All Options granted under the Plan shall be nonqualified stock options.

(12) The term “Other Stock-Based Awards” shall mean awards of Stock or other rights made in accordance with Section 5 on such terms and conditions as may be prescribed by the Administrator.

(13) The term “Participant” shall mean an Employee who has been designated for participation in the Plan.

(14) The term “Performance Goals” shall mean one or more business criteria based on individual, business unit, group, Company or other performance criteria selected by the Administrator.

(15) The term “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (A) the Company or any of its subsidiaries, (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

(16) The term “Plan” shall mean the Visteon Corporation Employees Equity Incentive Plan as the same may be amended and in effect from time to time.

(17) The term “Plan Awards” or “Awards” shall mean awards or grants of stock Options and various other rights with respect to shares of Stock.

(18) The term “Stock Appreciation Right” shall mean the right to receive, without payment to the Company, an amount of cash or Stock as determined in accordance with Section 4, based on the amount by which the Fair Market Value of a share of Stock on the relevant valuation date exceeds the grant price.

(19) The term “Stock” shall mean shares of the Company’s common stock, par value $1.00 per share.

(20) The term “Subsidiary” shall mean (A) any corporation a majority of the voting stock of which is owned directly or indirectly by the Company or (B) any limited liability company a majority of the membership interest of which is owned, directly or indirectly, by the Company.

Section 2.  ADMINISTRATION

      The Plan shall be administered by the Administrator appointed by the Board. The Administrator shall administer the Plan and perform such other functions as are assigned to it under the Plan. The Administrator has discretionary authority, subject to the provisions of the Plan, from time to time, to establish such rules and regulations as it may deem appropriate for the proper administration of the Plan, and to make such determinations under, and such interpretations of, and to take such steps in connection with, the Plan and the Plan Awards as it may deem necessary or advisable, in each case in its sole discretion. The Administrator’s decisions and determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not they are similarly situated. Any authority granted to the Administrator may also be exercised by the Board. To the extent that any permitted action taken by the Board conflicts with any action taken by the Administrator, the Board action shall control.

Section 3.  STOCK AVAILABLE FOR PLAN AWARDS

      (a)  Stock Subject to Plan. The Stock to be subject to or related to Plan Awards may be either authorized and unissued or held in the treasury of the Company. The maximum number of shares of Stock with respect to which Plan Awards may be granted under the Plan, subject to adjustment in accordance with the provisions of Section 10, shall be 6,500,000.

      (b)  Computation of Stock Available for Plan Awards. For the purpose of computing the total number of shares of Stock remaining available for Plan Awards under this Plan at any time while the Plan is in effect, there shall be debited against the total number of shares determined to be available pursuant to subsections (a) and (c) of this Section 3, (1) the maximum number of shares of Stock subject to issuance upon exercise of outstanding Options or Stock Appreciation Rights granted under this Plan, and (2) the maximum number of shares of Stock related to outstanding Other Stock-Based Awards granted under this Plan, as determined by the Administrator in each case as of the dates on which such Plan Awards were granted.

      (c)  Terminated, Expired or Forfeited Plan Awards. The shares involved in the unexercised or undistributed portion of any terminated, expired or forfeited Plan Award shall be made available for further Plan Awards. Any shares of Stock made available for Plan Awards pursuant to this subsection (c) shall be in addition to the shares available pursuant to subsection (a) of this Section 3.

Section 4.  OPTIONS AND STOCK APPRECIATION RIGHTS

      (a)  Grant of Options.

(1) The Administrator, at any time and from time to time while the Plan is in effect, may grant Options to such Employees as it may select, and for such numbers of shares of Stock as it shall designate, subject to the provisions of this Section 4 and Section 3.

(2) The date on which an Option is granted shall be the date of authorization of such grant or such later date as may be determined by the Administrator at the time such grant is authorized. Any individual may hold more than one Option.

(3) In the case of each Option granted under the Plan the option price shall be the Fair Market Value of Stock on the date of grant of such Option; provided, however, that the Administrator may in its discretion fix an option price in excess of the Fair Market Value of Stock on such grant date.

      (b)  Grant of Stock Appreciation Rights.

(1) The Administrator, at any time and from time to time while the Plan is in effect, may grant Stock Appreciation Rights to such Employees as it may select, subject to the provisions of this Section 4 and Section 3. Each Stock Appreciation Right may relate to all or a portion of a specific Option granted under the Plan and may be granted concurrently with the Option to which it relates or at any time prior to the exercise, termination or expiration of such Option (a “Tandem SAR”), or may be granted independently of any Option, as determined by the Administrator. If the Stock Appreciation Right is granted independently of an Option, the grant price of such right shall be the Fair Market Value of Stock on the date of grant of such Stock Appreciation Right; provided, however, that the Administrator may, in its discretion, fix a grant price in excess of the Fair Market Value of Stock on such grant date.

(2) Upon exercise of a Stock Appreciation Right, the Participant shall be entitled to receive, without payment to the Company, either (A) that number of shares of Stock determined by dividing (i) the total number of shares of Stock subject to the Stock Appreciation Right being exercised by the Participant, multiplied by the amount by which the Fair Market Value of a share of Stock on the day the right is exercised exceeds the grant price (such amount being hereinafter referred to as the “Spread”), by (ii) the Fair Market Value of a share of Stock on the exercise date; or (B) cash in an amount determined by multiplying (i) the total number of shares of Stock subject to the Stock Appreciation Right being exercised by the Participant, by (ii) the amount of the Spread; or (C) a combination of shares of Stock and cash, in amounts determined as set forth in clauses (A) and (B) above, as determined by the Administrator in its sole discretion; provided, however, that, in the case of a Tandem SAR, the total number of shares which may be received upon exercise of a Stock Appreciation Right for Stock shall not exceed the total number of shares subject to the related Option or portion thereof, and the total amount of cash which may be received upon exercise of a Stock Appreciation Right for cash shall not exceed the Fair Market Value on the date of exercise of the total number of shares subject to the related Option or portion thereof.

      (c)  Terms and Conditions.

(1) Each Option and Stock Appreciation Right granted under the Plan shall be exercisable on such date or dates, during such period, for such number of shares and subject to such further conditions, including but not limited to the attainment of Performance Goals, as shall be determined by the Administrator in its sole discretion and set forth in the provisions of the award agreement with respect to such Option and Stock Appreciation Right; provided, however, that a Tandem SAR shall not be exercisable prior to or later than the time the related Option could be exercised; and provided, further, that in any event no Option or Stock Appreciation Right shall be exercised beyond ten (10) years from the date of grant.

(2) The Administrator may impose such conditions as it may deem appropriate upon the exercise of an Option or a Stock Appreciation Right, including, without limitation, a condition that the Option or Stock Appreciation Right may be exercised only in accordance with rules and regulations adopted by the Administrator from time to time.

(3) With respect to Options issued with Tandem SARs, the right of a Participant to exercise the Tandem SAR shall be cancelled if and to the extent the related Option is exercised, and the right of a Participant to exercise an Option shall be cancelled if and to the extent that shares covered by such Option are used to calculate shares or cash received upon exercise of the Tandem SAR.

(4) If any fractional share of Stock would otherwise be issued to a Participant upon the exercise of an Option or Stock Appreciation Right, the Participant shall be paid a cash amount equal to the same fraction of the Fair Market Value of the Stock on the date of exercise.

      (d)  Award Agreement. Each Option and Stock Appreciation Right shall be evidenced by an award agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Administrator from time to time shall approve.

      (e)  Payment for Option Shares.

(1) Payment for shares of Stock purchased upon exercise of an Option granted hereunder shall be made, either in full or, if the Administrator shall so determine and at the election of the Participant, in installments, in such manner as is provided in the applicable award agreement.

(2) Unless the Administrator shall provide otherwise in any award agreement, any payment for shares of Stock purchased upon exercise of an Option granted hereunder may be made in cash, by delivery of shares of Stock beneficially owned by the Participant, or by a combination of cash and Stock, at the election of the Participant; provided, however, that any shares of Stock so delivered shall have been beneficially owned by the Participant for a period of not less than six (6) months prior to the date of exercise. Any such shares of Stock so delivered shall be valued at their Fair Market Value on the date of such exercise. The Administrator shall determine whether and if so the extent to which actual delivery of share certificates to the Company shall be required.

Section 5.  STOCK AND OTHER STOCK-BASED AND COMBINATION AWARDS

      (a)  Grants of Other Stock-Based Awards. The Administrator, at any time and from time to time while the Plan is in effect, may grant Other Stock-Based Awards to such Employees as it may select. Such Plan Awards pursuant to which Stock is or may in the future be acquired, or Plan Awards valued or determined in whole or part by reference to or otherwise based on Stock, may include, but are not limited to, awards of restricted Stock or Plan Awards denominated in the form of “stock units”, grants of so-called “phantom stock” and options containing terms or provisions differing in whole or in part from Options granted pursuant to Section 4. Other Stock-Based Awards may be granted either alone, in addition to, in tandem with or as an alternative to any other kind of Plan Award, grant or benefit granted under the Plan or under any other employee plan of the Company or Subsidiary, including a plan of any acquired entity. Each Other Stock-Based Award shall be evidenced by an award agreement in such form as the Administrator may determine.

      (b)  Terms and Conditions. Subject to the provisions of the Plan, the Administrator shall have the authority to determine the time or times at which Other Stock-Based Awards shall be made, the number of shares of Stock or stock units and the like to be granted or covered pursuant to such Plan Awards (subject to the provisions of Section 3) and all other terms and conditions of such Plan Awards, including, but not limited to, whether such Plan Awards shall be subject to the attainment of Performance Goals, and whether such Plan Awards shall be payable or paid in cash, Stock or otherwise.

      (c)  Consideration for Other Stock-Based Awards. In the discretion of the Administrator, any Other Stock-Based Award may be granted as a Stock bonus for no consideration other than services rendered.

      (d)  Dividend Equivalents on Plan Awards.

(1) The Administrator may determine that a Participant to whom an Other Stock-Based Award is granted shall be entitled to receive payment of the same amount of cash that such Participant would have received as cash dividends if, on each record date during the performance or restriction period relating to such Plan Award, such Participant had been the holder of record of a number of shares of Stock subject to the Award (as adjusted pursuant to Section 10). Any such payment may be made at the same time as a dividend is paid or may be deferred until such later date as is determined by the Administrator in its sole discretion. Such cash payments are hereinafter called “dividend equivalents”.

(2) Notwithstanding the provisions of subsection (d)(1), the Administrator may determine that, in lieu of receiving all or any portion of any such dividend equivalent in cash, a Participant shall receive an award of full shares of Stock having a Fair Market Value approximately equal to the portion of such dividend equivalent that was not paid in cash. Certificates for shares of Stock so awarded may be issued as of the payment date for the related cash dividend or may be deferred until a later date, and the shares of Stock covered thereby may be subject to the terms and conditions of the Plan Award to which it relates (including but not limited to the attainment of any Performance Goals) and the terms and conditions of the Plan, all as determined by the Administrator in its sole discretion.

Section 6.	CASH AWARDS TO EMPLOYEES OF FOREIGN SUBSIDIARIES OR BRANCHES OR JOINT VENTURES

      In order to facilitate the granting of Plan Awards to Participants who are foreign nationals or who are employed outside of the United States of America, the Administrator may provide for such special terms and conditions, including without limitation substitutes for Plan Awards, as the Administrator may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Such substitutes for Plan Awards may include a requirement that the Participant receive cash, in such amount as the Administrator may determine in its sole discretion, in lieu of any Plan Award or share of Stock that would otherwise have been granted to or delivered to such Participant under the Plan. The Administrator may approve any supplements to, or amendments, restatements or alternative versions of the Plan as it may consider necessary or appropriate for purposes of this Section 6 without thereby affecting the terms of the Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such documents as having been approved and adopted pursuant to properly delegated authority; provided, however, that no such supplements, amendments, restatements or alternative versions shall include any provision that is inconsistent with the terms of the Plan as then in effect. Participants subject to the laws of a foreign jurisdiction may request copies of, or the right to view, any materials that are required to be provided by the Company pursuant to the laws of such jurisdiction.

Section 7.  PAYMENT OF PLAN AWARDS AND CONDITIONS THEREON

      (a)  Issuance of Shares. Certificates for shares of Stock issuable pursuant to a Plan Award shall be issued to and registered in the name of the Participant who received such Award. The Administrator may require that such certificates bear such restrictive legend as the Administrator may specify and be held by the Company in escrow or otherwise pursuant to any form of agreement or instrument that the Administrator may specify. If the Administrator has determined that deferred dividend equivalents shall be payable to a Participant with respect to any Plan Award pursuant to Section 5(d), then concurrently with the issuance of such certificates, the Company shall deliver to such Participant a cash payment or additional shares of Stock in settlement of such dividend equivalents.

      (b)  Substitution of Shares. Notwithstanding the provisions of this subsection (b) or any other provision of the Plan, the Administrator may specify that a Participant’s Plan Award shall not be represented by certificates for shares of Stock but shall be represented by rights approximately equivalent (as determined by the Administrator) to the rights that such Participant would have received if certificates for shares of Stock had been issued in the name of such Participant in accordance with subsection (a) (such rights being called “Stock Equivalents”). Subject to the provisions of Section 10 and the other terms and provisions of the Plan, if the Administrator shall so determine, each Participant who holds Stock Equivalents shall be entitled to receive the same amount of cash that such Participant would have received as dividends if certificates for shares of Stock had been issued in the name of such Participant pursuant to subsection (a) covering the number of shares equal to the number of shares to which such Stock Equivalents relate. Notwithstanding any other provision of the Plan to the contrary, the Stock Equivalents may, at the option of the Administrator, be converted into an equivalent number of shares of Stock or, upon the expiration of any restriction period imposed on such Stock Equivalents, into cash, under such circumstances and in such manner as the Administrator may determine.

      (c)  Effect of Competitive Activity. Anything contained in the Plan to the contrary notwithstanding, if the employment of any Participant shall terminate, for any reason other than death, while any Plan Award granted to such Participant is outstanding hereunder, and such Participant has not yet received the Stock covered by such Plan Award or otherwise received the full benefit of such Plan Award, such Participant, if otherwise entitled thereto, shall receive such Stock or benefit only if, during the entire period from the date of such Participant’s termination to the date of such receipt, such Participant shall have (1) made himself or herself available, upon request, at reasonable times and upon a reasonable basis, to consult with, supply information to and otherwise cooperate with the Company or any Subsidiary with respect to any matter that shall have been handled by him or her or under his or her supervision while he or she was in the employ of the Company or of any Subsidiary, and (2) refrained from engaging in any activity that is directly or indirectly in competition with any activity of the Company or any Subsidiary. In the event of a Participant’s nonfulfillment of any condition set forth in this subsection (c), such Participant’s rights under any Plan Award shall be forfeited and cancelled forthwith; provided, however, that the nonfulfillment of such condition may at any time (whether before, at the time of or subsequent to termination of employment) be waived by the Administrator upon its determination that in its sole judgment there shall not have been and will not be any such substantial adverse effect.

      (d)  Effect of Inimical Conduct. Anything contained in the Plan to the contrary notwithstanding, all rights of a Participant under any Plan Award shall cease on and as of the date on which it has been determined by the Administrator that such Participant at any time (whether before or subsequent to termination of such Participant’s employment) acted in a manner inimical to the best interests of the Company, any Subsidiary or Affiliate thereof.

      (e)  Tax and Other Withholding. Prior to any distribution of cash, Stock or any other benefit available under a Plan Award (including payments under Section 5(d) and Section 7(b)) to any Participant, appropriate arrangements (consistent with the Plan and any rules adopted hereunder) shall be made for the payment of any taxes and other amounts required to be withheld by federal, state or local law.

      (f)  Substitution. The Administrator, in its sole discretion, may substitute a Plan Award for another Plan Award or Plan Awards of the same or different type.

Section 8.  NON-TRANSFERABILITY OF PLAN AWARDS

      (a)  Restrictions on Transfer of Awards. Unless the Administrator determines otherwise, no Plan Award shall be transferable by a Participant otherwise than by will or the laws of descent and distribution, and during the lifetime of a Participant the Plan Award shall be exercisable only by such Participant or such Participant’s guardian or legal representative.

      (b)  Attachment and Levy. No Plan Award shall be subject, in whole or in part, to attachment, execution or levy of any kind, and any purported transfer in violation hereof shall be null and void. Without limiting the generality of the foregoing, no domestic relations order purporting to authorize a transfer of a Plan Award, or to grant to any person other than the Participant the authority to exercise or otherwise act with respect to a Plan Award, shall be recognized as valid.

Section 9.  DESIGNATION OF BENEFICIARIES

      Anything contained in the Plan to the contrary notwithstanding, a Participant may file with the Company a written designation of a beneficiary or beneficiaries under the Plan, subject to such limitations as to the classes and number of beneficiaries and contingent beneficiaries and such other limitations as the Administrator from time to time may prescribe. Absent such designation or in the event the Participant’s designated beneficiary(ies) does not survive the Participant, the Participant shall be deemed to have designated as beneficiary or beneficiaries under the Plan the person or persons who receive such Participant’s life insurance proceeds under the basic Company Life Insurance Plan unless such Participant shall have assigned such life insurance or shall have filed with the Company a written designation of a different beneficiary or beneficiaries under the Plan. A Participant may from time to time revoke or change any such designation of beneficiary. Any designation of a beneficiary under the Plan shall be controlling over any other disposition, testamentary or otherwise; provided, however, that if the Administrator shall be in doubt as to the entitlement of any such beneficiary to receive any Option, Stock Appreciation Right or Other Stock-Based Award, or if applicable law requires the Company to do so, the Administrator may recognize only the legal representative of such Participant, in which case the Company and the Administrator shall not be under any further liability to anyone. In the event of the death of any Participant, the term “Participant” as used in the Plan shall thereafter be deemed to refer to the beneficiary designated pursuant to this Section 9 or, if no such designation is in effect, the executor or administrator of the estate of such Participant, unless the context otherwise requires.

Section 10.  MERGER, CONSOLIDATION, STOCK DIVIDENDS, ETC.

      (a)  Adjustments. In the event of any merger, consolidation, reorganization, stock split, stock dividend or other event affecting Stock, an appropriate adjustment shall be made in the total number of shares available for Plan Awards and in all other provisions of the Plan that include a reference to a number of shares, and in the numbers of shares covered by, and other terms and provisions (including but not limited to the grant or exercise price of any Plan Award) of outstanding Plan Awards.

      (b)  Administrator Determinations. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Administrator in its sole discretion. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to a Plan Award.

Section 11.	ACCELERATION OF PAYMENT OR MODIFICATION OF PLAN AWARDS

      (a)  Acceleration and Modification. The Administrator, in the event of the death of a Participant or in any other circumstance, may accelerate distribution of any Plan Award in its entirety or in a reduced amount, in cash or in Stock, or modify any Plan Award, in each case on such basis and in such manner as the Administrator may determine in its sole discretion.

      (b)  Change in Control. Notwithstanding any other provision of the Plan, unless the Administrator determines otherwise at the time of grant, upon the occurrence of a Change in Control, (1) any Plan Awards outstanding as of the date of such Change in Control, and that are not then vested, shall become fully vested, and (2) any restrictions or other conditions applicable to any outstanding Awards shall lapse, and such Plan Awards shall become free of all restrictions and conditions.

Section 12.  RIGHTS AS A STOCKHOLDER

      A Participant shall not have any rights as a stockholder with respect to any share covered by any Plan Award until such Participant shall have become the holder of record of such share.

Section 13.	TERM, AMENDMENT, MODIFICATION AND TERMINATION OF THE PLAN AND AGREEMENTS

      (a)  Term. Unless terminated earlier pursuant to subsection (b), the Plan shall terminate on October 10, 2010.

      (b)  Amendment, Modification and Termination of Plan. The Board may, at any time and from time to time, amend or modify the Plan or any outstanding Plan Award, including without limitation, to authorize the Administrator to make Plan Awards payable in other securities or other forms of property of a kind to be determined by the Administrator, and such other amendments as may be necessary or desirable to implement such Plan Awards, and may terminate the Plan or any provision thereof; provided, however, that no such action of the Board, without approval of the stockholders, may (1) extend the term of the Plan as set forth in paragraph (a) of this Section 13, or (2) to decrease the grant price of any outstanding Option or Stock Appreciation Right. Subject to the provisions of subsection (c), the Administrator may, at any time and from time to time, amend or modify any outstanding Plan Award to the extent not inconsistent with the terms of the Plan.

      (c)  Limitation. Subject to the provisions of subsection (e), no amendment to or termination of the Plan or any provision hereof, and no amendment or cancellation of any outstanding Plan Award, by the Board, the Administrator or the stockholders of the Company, shall, without the written consent of the affected Participant, adversely affect any outstanding Plan Award.

      (d)  Survival. The Administrator’s authority to act with respect to any outstanding Plan Award and the Board’s authority to amend the Plan shall survive termination of the Plan.

      (e)  Amendment for Changes in Law. Notwithstanding the foregoing provisions, the Board and Administrator shall have the authority to amend outstanding Plan Awards and the Plan to take into account changes in law and tax and accounting rules as well as other developments, and to grant Plan Awards that qualify for beneficial treatment under such rules, without stockholder approval (unless otherwise required by law or the applicable rules of any securities exchange on which the Stock is then traded) and without Participant consent.

Section 14.  INDEMNIFICATION AND EXCULPATION

      (a)  Indemnification. Each person who is or shall have been a member of the Board and the Administrator shall be indemnified and held harmless by the Company against and from any and all loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be or become a party or in which such person may be or become involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof (with the Company’s written approval) or paid by such person in satisfaction of a judgment in any such action, suit or proceeding, except a judgment in favor of the Company based upon a finding of such person’s lack of good faith; subject, however, to the condition that, upon the institution of any claim, action, suit or proceeding against such person, such person shall in writing give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person’s behalf. The foregoing right of indemnification shall not be exclusive of any other right to which such person may be entitled as a matter of law or otherwise, or any power that the Company may have to indemnify or hold such person harmless.

      (b)  Exculpation. Each member of the Board and the Administrator, and each officer and employee of the Company, shall be fully justified in relying or acting in good faith upon any information furnished in connection with the administration of the Plan by any appropriate person or persons other than such person. In no event shall any person who is or shall have been a member of the Board, or the Administrator, or an officer or employee of the Company, be held liable for any determination made or other action taken or any omission to act in reliance upon any such information, or for any action (including the furnishing of information) taken or any failure to act, if in good faith.

Section 15.  EXPENSES OF PLAN

      The entire expense of offering and administering the Plan shall be borne by the Company and its participating Subsidiaries; provided, that the costs and expenses associated with the redemption or exercise of any Plan Award, including but not limited to commissions charged by any agent of the Company, may be charged to the Participants.

Section 16.  FINALITY OF DETERMINATIONS

      Each determination, interpretation, or other action made or taken pursuant to the provisions of the Plan by the Board or the Administrator shall be final and shall be binding and conclusive for all purposes and upon all persons, including, but without limitation thereto, the Company, its Subsidiaries, the stockholders, the Administrator, the directors, officers, and employees of the Company and its Subsidiaries, the Participants, and their respective successors in interest.

Section 17.	NO RIGHTS TO CONTINUED EMPLOYMENT OR TO PLAN AWARD

      (a)  No Right to Employment. Nothing contained in this Plan, or in any booklet or document describing or referring to the Plan, shall be deemed to confer on any Participant the right to continue as an employee of the Company or any Subsidiary, whether for the duration of any performance period, restriction period, or vesting period under a Plan Award, or otherwise, or affect the right of the Company or Subsidiary to terminate the employment of any Participant for any reason.

      (b)  No Right to Award. No Employee or other person shall have any claim or right to be granted a Plan Award under the Plan. Receipt of an Award under the Plan shall not give a Participant or any other person any right to receive any other Plan Award under the Plan. A Participant shall have no rights in any Plan Award, except as set forth herein and in the applicable award agreement.

Section 18.  GOVERNING LAW AND CONSTRUCTION

      The Plan and all actions taken hereunder shall be governed by, and the Plan shall be construed in accordance with, the laws of the State of Delaware without regard to the principle of conflict of laws. Titles and headings to Sections are for purposes of reference only, and shall in no way limit, define or otherwise affect the meaning or interpretation of the Plan.

Section 19.  SECURITIES AND STOCK EXCHANGE REQUIREMENTS

      (a)  Restrictions on Resale. Notwithstanding any other provision of the Plan, no person who acquires Stock pursuant to the Plan may, during any period of time that such person is an affiliate of the Company (within the meaning of the rules and regulations of the Securities Exchange Commission) sell or otherwise transfer such Stock, unless such offer and sale or transfer is made (1) pursuant to an effective registration statement under the Securities Act of 1933 (“1933 Act”), which is current and includes the Stock to be sold, or (2) pursuant to an appropriate exemption from the registration requirements of the 1933 Act, such as that set forth in Rule 144 promulgated pursuant thereto.

      (b)  Registration, Listing and Qualification of Shares of Common Stock. Notwithstanding any other provision of the Plan, if at any time the Administrator shall determine that the registration, listing or qualification of the Stock covered by a Plan Award upon any securities exchange or under any foreign, federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Plan Award or the purchase or receipt of Stock in connection therewith, no Stock may be purchased, delivered or received pursuant to such Plan Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Administrator. Any person receiving or purchasing Stock pursuant to a Plan Award shall make such representations and agreements and furnish such information as the Administrator may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Stock under the Plan prior to the Administrator’s determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state or foreign law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation, or requirement.

MG,PI39-66.GIF,‘(SOY_IN This Proxy Statement is printed entirely on recycled and recyclable paper. Soy ink, rather than petroleum-based ink, is used.

Please mark your Votes as in this example.

The Board of Directors Recommends a vote FOR the Election of all Management Nominees and FOR Proposals # 2, 3, 4 and 5

Proposal 1 - Election of Directors 01 Steven K. Hamp 02 Robert M. Teeter	FOR	WITHHELD	Proposal 2 - Ratify Board’s Appointment of Independent Auditors	FOR	AGAINST	ABSTAIN	Proposal 4 - Ratify Board’s Adoption of the Visteon Corporation Restricted Stock Plan for Non-Employee Directors	FOR	AGAINST	ABSTAIN

FOR, except vote WITHHELD from the following nominee(s):

Proposal 3 - Ratify Board’s Adoption of the Visteon Corporation 2000 Incentive Plan	Proposal 5 - Ratify Board’s Adoption of the Visteon Employees Equity Incentive Plan

		YES	NO

I Plan to Attend the Annual Meeting

Discontinue Annual Report Mailings to this Account

Address Change (indicate new address in box on the reverse side)

SIGNATURE(S) _____________________________________________ DATE __________________
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

/\ FOLD AND DETACH HERE /\

Instructions For Telephone And Internet Voting
Available 24 hours a day, 7 days a week

On a touch-tone phone call toll-free 1-877-779-8683 (outside the US and Canada call 201-536-8073) and you will hear these instructions:

•	Enter the Voter Control Number as it appears on the proxy card followed by the pound sign (#).

•	Enter the last four digits of your social security number followed by the pound sign (#).

•	You will then have two options:

OPTION 1: to vote all proposals in accordance with the recommendations of the Board of Directors OPTION 2: to vote on each proposal separately.

•	Your vote will be repeated to you and you will be asked to confirm it.

Log onto the Internet and type: http://www.eproxyvote.com/vc

•	Have your proxy card ready and follow the simple instructions.

Your electronic vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.

If you have voted by phone or Internet, you do not need to return your proxy card.
THANK YOU FOR VOTING!

Visteon Corporation
Proxy solicited on behalf of the Board of Directors for the Annual Meeting of
Shareholders

The undersigned hereby appoints Daniel R. Coulson and Stacy L. Fox, or either of them, proxies with power of substitution, to vote all the shares of the Common Stock which the undersigned is entitled to vote on all matters, unless the contrary is indicated on the reverse side hereof, which may come before Visteon’s Annual Meeting of Shareholders to be held at the Villanova University Connelly Center, 800 Lancaster Avenue, Villanova, Pennsylvania at 10:00 a.m., eastern daylight time, on May 9, 2001, and at any adjournment thereof.

The proxies shall vote the shares represented by this proxy in the manner indicated on the reverse side hereof. Unless a contrary direction is indicated, the proxies shall vote the shares (a) “FOR” the election as directors of all the nominees named in the Proxy Statement or any other person selected by the Board of Directors in substitution for any of the nominees (Proposal 1) and (b) “FOR” Proposals 2, 3, 4 and 5, each of which is set forth in the Proxy Statement.

ADDRESS CHANGE: PLEASE NOTE CHANGE HERE AND MARK BOX ON REVERSE SIDE

(Continued and to be signed on reverse side)

/\ FOLD AND DETACH HERE /\

Admission Ticket

Annual Meeting of Shareholders

Wednesday, May 9, 2001
10:00 a.m. Eastern Daylight Time
Villanova University Connelly Center
800 Lancaster Avenue
Villanova, Pennsylvania

Bring this “Admission Ticket” with you to the shareholder
meeting and present it at the door.

Driving Directions to Villanova University

Villanova University is approximately 30 minutes from downtown Philadelphia.

From the Philadelphia Airport, take I-95 South to I-476 North to Exit 5 (St. Davids/Villanova). See instructions below from Exit 5.

From Downtown Philadelphia, take 76 West to I-476 South, then take Exit 5 (St. Davids/Villanova). See instructions below from Exit 5.

From the North, take New Jersey Turnpike to the Pennsylvania Turnpike (Exit 6). Take the PA Turnpike to I-476 South (Exit 25A). Take I-476 South to Exit 5 (St. Davids/Villanova). See instructions below from Exit 5.

From Exit 5, take US 30 East for 3/4 mile and at the fifth traffic light turn left on Ithan Ave. Go 100 yds to the campus’ main entrance on the left side of the street. Turn left into the gated entrance and tell the parking attendant you are attending the Visteon Shareholders Meeting in the Connelly Center. He will direct you to the parking lot.

Plant Tour

Immediately following the annual meeting, shareholders may participate in a plant tour at the company’s state-of-the-art North Penn Electronics facility located in Lansdale, Pennsylvania. Visteon will provide transportation to and from the facility. Please allow approximately four hours for the tour.